Exhibit (C)(5)(B)

Project Carter II

Report to the Board of Directors of Enersis Americas

August 5th, 2016

Disclaimer—Notice to Recipient

Confidential

BofA Merrill Lynch provided these materials to the Board of Directors of Enersis Américas S.A. (“Enersis Américas”) (in its capacity as such) for the exclusive benefit and use of the Board of Directors of Enersis Américas (in its capacity as such) in connection with and for purposes of its evaluation of the Merger Transactions (as defined in slide 2 of these materials) and these materials are not rendered to or for the benefit of, may not be used or relied upon by, and shall not confer rights or remedies upon, any person (including any current or future security holder of Enersis Chile S.A., Enersis Américas S.A., Endesa Chile S.A., Endesa Américas S.A., Chilectra Chile S.A., and Chilectra Américas S.A., other than the Board of Directors of Enersis (in its capacity as such). These materials do not constitute a recommendation to any security holder as to how to vote or act in connection with the proposed Merger Transactions or any related matter.

BofA Merrill Lynch has acted as financial advisor to the Board of Directors of Enersis Américas in connection with the proposed Merger Transactions (as defined in slide 2 of this presentation) and not as an expert (perito) pursuant to applicable Chilean law or regulation. In addition, these materials do not constitute an expert report (informe de perito), an independent valuation report (informe de evaluador independiente) or any other type of opinion or report mandated by applicable Chilean law or regulation.

Disclaimer—Additional Notice to Recipient

Confidential

“Bank of America Merrill Lynch” is the marketing name for the global banking and global markets businesses of Bank of America Corporation. Lending, derivatives, and other commercial banking activities are performed globally by banking affiliates of Bank of America Corporation, including, in the United States, Bank of America, N.A., member FDIC, and in other jurisdictions by locally licensed affiliates, which may be members of local deposit-insurance agencies. Bank of America Corporation and its affiliates do not perform in any jurisdiction banking activities that are reserved by local law to licensed banks, except in those jurisdictions where its banking affiliates have procured the necessary licenses. Securities, strategic advisory, and other investment banking activities are performed globally by investment banking affiliates of Bank of America Corporation, including, in the United States, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Professional Clearing Corp., which are registered as broker-dealers and members of FINRA and SIPC, and in other jurisdictions, by locally registered entities. Some or all of the products offered by commercial-banking and investment-banking affiliates may not be available in certain jurisdictions.

Investment products offered by investment banking affiliates: Are Not FDIC Insured and may not be insured by local deposit insurance agencies • May Lose Value • Are Not Bank Guaranteed.

These materials have been put together by one or more subsidiaries of Bank of America Corporation for the Board of Directors of Enersis Américas S.A. (“Enersis Américas”) to whom such materials are directly addressed and delivered in connection with an actual mandate or engagement and may not be used or relied upon for any purpose or by any other person or party other than as specifically contemplated by a written agreement with us. These materials are based on information provided by or on behalf of Enersis Américas and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the managements of Enersis Américas and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of Enersis Américas and are being furnished and should be considered only in connection with other information, oral or written, being provided by us in connection herewith. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Bank of America Corporation or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. These materials are for discussion purposes only and are subject to our review and assessment from a legal, compliance, accounting policy and risk perspective, as appropriate, following our discussion with Enersis Américas. We assume no obligation to update or otherwise revise these materials. These materials have not been prepared with a view toward public disclosure under applicable securities laws or otherwise, are intended solely for the benefit and use of the Board of Directors of Enersis Américas, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without our prior written consent. These materials may not reflect information known to other professionals in other business areas of Bank of America Corporation and its affiliates.

Bank of America Corporation and its affiliates (collectively, the “BAC Group”) comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and strategic advisory services and other commercial services and products to a wide range of companies, governments and individuals, domestically and offshore, from which conflicting interests or duties, or a perception thereof, may arise. In the ordinary course of these activities, parts of the BAC Group at any time may invest on a principal basis or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions, for their own accounts or the accounts of customers, in debt, equity or other securities or financial instruments (including derivatives, bank loans or other obligations) of Enersis Américas, potential counterparties or any other company that may be involved in a transaction. Products and services that may be referenced in the accompanying materials may be provided through one or more affiliates of Bank of America Corporation. We have adopted policies and guidelines designed to preserve the independence of our research analysts. The BAC Group prohibits employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change a rating or price target to a subject company as consideration or inducement for the receipt of business or for compensation and the BAC Group prohibits research analysts from being directly compensated for involvement in investment banking transactions. The views expressed herein are the views solely of Global Corporate and Investment Banking, and no inference should be made that the views expressed represent the view of the firm’s research department. We are required to obtain, verify and record certain information that identifies Enersis Américas, which information includes the name and address of Enersis Américas and other information that will allow us to identify Enersis Américas in accordance, as applicable, with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) and such other laws, rules and regulations as applicable within and outside the United States.

We do not provide legal, compliance, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed herein is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything that may appear herein or in other materials to the contrary, Enersis Américas shall be permitted to disclose the tax treatment and tax structure of a transaction (including any materials, opinions or analyses relating to such tax treatment or tax structure, but without disclosure of identifying information or, except to the extent relating to such tax structure or tax treatment, any nonpublic commercial or financial information) on and after the earliest to occur of the date of (i) public announcement of discussions relating to such transaction, (ii) public announcement of such transaction or (iii) execution of a definitive agreement (with or without conditions) to enter into such transaction; provided, however, that if such transaction is not consummated for any reason, the provisions of this sentence shall cease to apply. Copyright 2016 Bank of America Corporation.

Table    of Contents

    1.Transaction Overview2

    2.Enersis Americas Valuation6

    A.SOTP Discounted Cash Flow Valuation10

    B.SOTP Based on Selected Publicly Traded Companies16

    C.Historical Net Income Contribution Valuation21

    D.Current Market Prices Valuation22

    3.Enersis Americas Overview24

    Appendix26

    A.Macroeconomic Assumptions26

    B.Enersis Americas Financial Projections29

    C.DCF Valuation per Subsidiary34

    D.WACC Sensitivity Analysis53

    E. Other Enterprise Value Adjustments64

    F. Additional Information65

1. Transaction Overview

Transaction Overview

Situation Assessment & BofAML’s Mandate

On April 22, 2015, the Board of Directors of Enel (Enersis’ controlling shareholder) proposed that the Board of Directors of Enersis (“ENI” or the “Company”), Endesa Chile (“EOC”) and Chilectra (“CHI”) explore the possibility of a restructuring plan to streamline ENI’s corporate structure

The restructuring plan is intended to separate Enersis’ power generation and distribution businesses in Chile (the “Chilean Assets”) from those in other LatAm countries (the “Americas Assets”), and will be executed in two main steps (collectively, the “Transaction”):

Spin-off of (i) ENI’s Chilean Assets into a new listed company (such new company, “Enersis Chile”, and ENI after such spin-off is referred to as “Enersis Americas“ or “ENI Americas”) and (ii) EOC’s and CHI’s Americas Assets into

Situation new listed companies (such new companies, “EOC Americas” and “CHI Americas”, respectively, and together with Assessment Enersis Chile, the “NewCos”). This step was completed on March 1st, 2016.

– EOC Americas and CHI Americas will each be absorbed by incorporation into Enersis Americas (or the “Combined Entity”), in exchange for shares in Enersis Americas (the “Merger Transactions”)

The reorganization intends to eliminate overlaps, cross ownerships and duplications, all of which currently impede the full valuation of the associated assets, reduce visibility of the businesses, and make the current enterprise-wide decision-making process unnecessarily complex

On April 28, 2015, Enersis Board of Directors (“BoD”) decided to begin the assessment of the Transaction

BofAML was hired by the BoD of ENI to assist the Company and its BoD in establishing a framework to assess certain quantitative considerations in connection with the Transaction, and also prepare a Valuation Report to assist the Board in

BofAML Mandate

analyzing the Merger Transactions from a financial point of view and provide a Fairness Opinion to the Board of Directors in regards to the exchange ratios provided for the Merger Transactions (the “Proposed Exchange Ratios”)

2 Source: Company Management.

Transaction Overview

Key Transaction Landmarks in 2015

BofAML presented an initial assessment of Enersis’ corporate structure and the potential benefits derived from the

Transaction to the BoD on July 27th, 2015

A follow-up analysis was presented to the BoD’s Independent Committee on August 5th, 2015 regarding further analysis of the potential benefits from a financial point of view

On September 15th, 2015, one of ENI’s Independent Directors requested that Company Management analyze an alternative approach to the reorganization, aimed at achieving a strategic focus by business segment (Distribution and Generation)

Key Transaction instead of by country (the “Alternative Transaction”)

Landmarks

ENI’s management requested BofAML to provide assistance in this analysis from a financial point of view

On October 30th, 2015, BofAML presented additional analysis of the Transaction to the Enersis’ BoD regarding the main benefits that the Transaction would provide to the company’s shareholders

On November 5th, 2015, and along with a Summary of the Transaction’s Benefits, a Valuation Report was also delivered to assist the Board’s analysis of the Proposed Exchange Ratios from a financial point of view

On November 24th, 2015, the Board of Directors of Enersis in its ordinary meeting, approved the Proposed Exchange Ratios

In July 2016, the Company announced a

2.8 1.0 4.0 1.0 material dividend distribution of CLP$120,000

Shares Share Shares Share million to the shareholders of Chilectra Proposed Americas prior to the Merger Transactions and not reflected in CHI Americas financial 1 2

Exchange Ratios

statements as of June 2016

As result, the Proposed Exchange Ratio for Chilectra Americas will be adjusted from 5.0x to 4.0x

The Endesa Americas Proposed Exchange Ratio is maintained in 2.8x

3 ____________________ Source: Company Management.

Transaction Overview

Transaction Steps and 2016 Milestones

Bank of America Merrill Lynch

Spin-Offs		Merger Transaction
1 Spin-off of Endesa Chile's and Chilectra's ex-Chile subsidiaries into two NewCos: EOC Americas and CHI Americas	2 Spin-off of Enersis' Chilean assets of into a NewCo: Enersis Chile	3 Consolidate the non-Chile Latam business through the merger of EOC Americas and CHI Americas into Enersis Americas, while Chile entities will continue to be managed independently enersis
99.1%
99.1%
60.0%
60.0%
Chilectra
Endesa Chile
CHI Chile
CHI Americas
EOC Chile
EOC Americas
enersis chile
99.1%
60.0%
CHI Chile
EOC Chile
(former Chilectra)
(former Endesa Chile)
enersis américas
(former Enersis)
99.1%
60.0%
CHI Americas
EOC Americas
Dx and Gx International
enersis chile
99.1%
60.0%
CHI Chile
EOC Chile
Merger
enersis américas
CHI Americas
EOC Americas
ARG
BR
COL
PE

Key Milestones

Completed	**Mar. 1st, 2016**	✓ Enersis, Endesa Chile and Chilectra spin-offs are legally effective
	Mar. 30th, 2016	✓ Listing authorization on the New York Stock Exchange ("NYSE")
	Apr. 13th, 2016	✓ SVS[(1)] enrolls Enersis Chile, Endesa Americas and Chilectra Americas in the Securities Registry
	Apr. 14th, 2016	✓ Boards of Directors[(2)] approved share distributions
	Apr. 21st, 2016	✓ New shares begin trading in Santiago and NYSE; share distribution in Chilean Stock Exchanges
	Apr. 26th, 2016	✓ Share distribution in the NYSE
	Apr. 27th, 2016	✓ Enersis Americas and Enersis Chile ADRs begin trading on the NYSE
	Apr. 27th and 28th , 2016	✓ Annual Ordinary Meetings ("AOMs") of all the relevant companies[(3)]
Upcoming	**By 3Q 2016**	Expected date for EGMs[(4)] to vote for the merger
	Concurrently with EGMs	Launch of Enersis Americas' tender offer targeting Endesa Americas' shares

Source: Company Management.

(1) SVS stands for "Superintendencia de Valores y Seguros".

(2) Boards of Directors ("BoDs") of Endesa Americas S.A. ("Endesa Americas"), Empresa Nacional de Electricidad S.A. ("EOC Chile"), Chilectra Americas S.A. ("Chilectra Americas"), Chilectra S.A. ("Chilectra Chile"), Enersis Americas S.A. ("Enersis Americas") and Enersis Chile S.A. ("Enersis Chile").

(3) Endesa Americas, EOC Chile, Chilectra Americas and Chilectra Chile on April 27th, and Enersis Americas and Enersis Chile on April 28th.

(4) Extraordinary General Meetings of Endesa Americas S.A., Enersis Americas S.A. and Chilectra Americas S.A.

4

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Transaction Overview
Workstreams

Bank of America Merrill Lynch

7-May 2015	19-May 2015	27-Jul 2015	5-Aug 2015	13-Oct 2015	30-Oct 2015	5-Nov 2015	Nov/Dec 2015	August 2016
Financial Advisor Kick-off Meeting	Preliminary Transaction Review	Initial Assessment of the Transaction	Follow-up Analysis	Alternative Transaction Assessment	Summary of Transaction Benefits	Final Valuation Report And Indicative Exchange Ratios	Rationale for Transaction and Non-Deal Roadshow ("NDR")	Fairness Opinion Submission

1 Preliminary Transaction Analysis ✓	2 Detailed Transaction Analysis ✓	3 Valuation Report and Exchange Ratio ✓	4 Outreach to Shareholders ✓	5 Fairness Opinion
■ Provide a preliminary quantitative assessment of the proposed Transaction ■ Assist the Company in regards to transaction feasibility in terms of compliance with ENI's BoD guidelines	■ Advice on proposed reorganization structure ■ Key financial issues regarding the reorganization: debt and cash allocation considering covenants and ratings restrictions, stock liquidity, return of capital, among others ■ Assist ENI in assessing risks and mitigants, especially regarding vehicles' liquidity and growth potential	■ Valuation analysis primarily based on two methodologies: Sum of the Parts DCF and Sum of the Parts based on Selected Publicly Traded Companies ■ Assist ENI to determine valuation ranges for Enersis Americas, EOC Americas and CHI Americas ■ ENI determines exchange ratio ranges for the Merger Transactions	■ Assist ENI to develop a presentation and Equity Story for the NewCos ■ Provide support in the preparation of marketing materials ■ Provide advice on communication strategy to market ■ Develop Q&A for BoD to address potential questions from investors	■ Valuation analysis to be primarily based on two methodologies: Sum of the Parts DCF and Sum of the Parts based on Selected Publicly Traded Companies ■ Submission of a Fairness Opinion to the Board of Directors in regard to the Proposed Exchange Ratios
■ BofAML became familiar with Enersis' current situation ■ BofAML assisted the Board in establishing a framework to assess quantitative considerations of the proposed Transaction from a financial point of view	■ BofAML evaluated the financial aspects of the Transaction and assisted in developing an execution strategy ■ BofAML prepared an analysis on financial benefits, considerations and restrictions of the Transaction	■ BofAML assisted management in preparing presentations to BoD ■ BofAML assisted in performing valuation, based on standard valuation methodologies	■ BofAML assisted management in preparing the NDR presentation and addressing investor concerns	

✓ *Completed*

Current Workstream

5

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2. Enersis Americas & Subsidiaries

Valuation

Enersis Americas & Subsidiaries Valuation

Valuation Methodologies

Most appropriate and relevant methodology to reflect future prospects for the business

– Performed on an individual company basis to reflect country and business risks and dynamics

Sum of the Parts – Analysis based on 2016–2020 projections and assumptions to extend projections for later years for specific subsidiaries. In all (“SOTP”) Discounted cases, projections provided by the Company management

Cash Flow (“DCF”)

Analysis Terminal value estimated as a growth perpetuity applied to a normalized unlevered cash flow Mid-year convention is used Valuation date: June 30, 2016

Market-based valuation on an individual company basis relying on comparable publicly traded companies

SOTP based on

We have determined the most relevant comparable publicly traded companies for each individual company that represents an

Selected Publicly

Americas asset, and performed a SOTP valuation based on 2017E EV / EBITDA Multiples derived therefrom and the Company’s 2017

Traded Companies projections

Analysis

EV Adjustments as of: June 30, 2016

Calculation Used for Reference Purposes Only:

Based on historical financials provided by the Company management

Contribution Used to determine Net Income contribution from each company (ENI, EOC and CHI Americas) / ownership of the Combined Entity

Analysis: Net Income

Analysis presents limitations given it does not account for the different valuations associated with each country or business segment (Gx and Dx), based on factors such as macro performance and regulatory risks

Based on current market prices and shares outstanding of the spun-off entities ENI and EOC Americas as of August 2nd, 2016 Current Market                 Used to determine the exchange ratio of shares between ENI Americas and EOC Americas only

Prices

This valuation methodology does not apply to CHI Americas given the extremely low market liquidity that the floating shares have, hence not reflecting a real market performance and inherent valuation

6 ____________________

Note: Projections and macro assumptions provided by ENI Americas Management on July 20, 2016 based on financials as of June 30, 2016. (1) Based on Pro-forma figures for ENI Americas, EOC Americas and Chilectra Americas provided by ENI’s Management.

Enersis Americas & Subsidiaries Valuation

Jun-16 Summary Valuation

Midpoint Valuation (US$ mm):

    SOTP based on Selected Publicly Traded

    SOTP DCF Analysis

    Companies Trading Multiples

    Equity Value(1)Equity Value(1)

Enersis Americas     TotalTotal

Country Business    to ENIto EOCto CHIto ENIto EOCto CHI

Subsidiaries     Equity ValueEquity Value

    AMRSAMRSAMRSAMRSAMRSAMRS

Operating Companies

Emgesa    Colombia Gx$5,596$2,111$1,504$0$3,916$1,478$1,052$0

Codensa    Colombia Dx2,6141,26502442,8531,3800267

Edegel    Peru Gx2,0181,1821,26002,0981,2301,3100

Edelnor    Peru Dx1,4311,08102231,2769640199

Coelce    Brazil Dx5163341133458537912839

Ampla(2)    Brazil Dx11510620421151062042

Fortaleza    Brazil Gx267226993038732714444

Cachoeira    Brazil Gx4323631604953645119960

CIEN    Brazil Tx2782341033144737716650

Chocon    Argentina Gx54321335504201652750

Pratil(2)    Brazil Other23319686262331968626

Costanera    Argentina Gx7835590166751250

Docksud    Argentina Gx22089002419700

Edesur    Argentina Dx37526921286164413210

Piura(2)    Peru Gx1861800018618000

Others(3)    n.m. n.m.146(29)159(5)146(29)159(5)

Holding Companies

Enersis Americas IND    Chile HoldCo9269260092692600

Endesa Americas IND    Chile HoldCo50305005030500

Chilectra Americas    Chile HoldCo22220222222022

Endesa Brasil    Brazil HoldCo15613258181561325818

Total excl. Adjustments     $16,202 (4)$8,966$4,029$842$15,375(4)$8,926$3,776$971

Tax Adjustment(5)     96132179613217

Dividend Adjustment(5)     00(181)00(181)

Total incl. Adjustments     $9,062$4,161$678$9,022$3,908$807

Sources: Company projections, Company’s public filings and Factset as of August 2nd, 2016.

(1) Equity Value by Company calculated as Total Equity Value of each subsidiary times the proportional economic participation that EOC, ENI and CHI have in such subsidiary aggregated. Zero value denotes that the economic participation is 0% in that subsidiary.

(2) For Ampla, Pratil and Piura, the Selected Publicly Traded Companies multiples valuation is deemed non-meaningful and therefore the DCF valuation is considered for both valuation methodologies.

7 (3) Includes operating and holding companies such as: Sociedad Portuaria, Chinango, Generalima, Caboblanco, CTM, Tesa, Cemsa, Distrilec, Southern Cone, Hidroinvest. Negative equity values are due to holding companies with overhead expenses and debt.

(4) Total Equity Value includes Enersis Americas’ minorities of US$7.2bn and US$6.5bn for DCF and Trading Multiple methodologies, respectively.

(5) Details on tax and dividend adjustments described in the Additional Information section.

Enersis Americas & Subsidiaries Valuation

Jun-16 Summary Valuation (Cont'd)

Bank of America Merrill Lynch

Equity Values – Excluding Tax and Dividend Adjustments (US$mm)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,067
$7,587
$9,898
$7,955
$8,541
$4,872
$3,456
$4,176
$3,376
$3,788
$1,135
$667
$1,106
$836
$784
$13,027
$8,976
$11,579
$9,313

	ENI Americas		EOC Americas		CHI Americas		Combined Entity	
	SOTP DCF	SOTP Selected Publicly Traded Companies	SOTP DCF	SOTP Selected Publicly Traded Companies	SOTP DCF	SOTP Selected Publicly Traded Companies	SOTP DCF	SOTP Selected Publicly Traded Companies
Equity per Share (High)	**$0.23**	**$0.20**	**$0.59**	**$0.51**	**$0.99**	**$0.96**	**n.a.**	**n.a.**
Equity per Share (Low)	**$0.15**	**$0.16**	**$0.42**	**$0.41**	**$0.58**	**$0.73**	**n.a.**	**n.a.**
Share Count (millions)	49,093	49,093	8,202	8,202	1,151	1,151	n.a.	n.a.
Equity Value (High)[1]	**$11,067**	**$9,898**	**$4,872**	**$4,176**	**$1,135**	**$1,106**	**$13,027**	**$11,579**
Equity Value (Low)[1]	**7,587**	**7,955**	**3,456**	**3,376**	**667**	**836**	**8,976**	**9,313**
Minorities (High)	8,931	7,220	6,453	4,363	0	0	7,211	5,539
Minorities (Low)	5,792	5,678	4,247 (5)	3,482 (5)	(0)	0	4,610	4,320
Net Debt[2]	907	907	1,166(5)	1,166(5)	0	0	907	907
Other EV Adjustments[3]	1,475	1,475	586	586	0	0	1,475	1,475
Enterprise Value (High)[1]	**22,380**	**19,499**	**13,076**	**10,290**	**1,135**	**1,106**	**22,619**	**19,499**
Enterprise Value (Low)[1]	15,760	16,015	9,455 (5)	8,610 (5)	667	836	15,968	16,015
Cons. EBITDA 2017E	2,588	2,588	1,227	1,227	0(4)	0(4)	2,588	2,588
EV/EBITDA '17E (High)	8.6x	7.5x	10.7x	8.4x	n.m.	n.m.	8.7x	7.5x
EV/EBITDA '17E (Low)	6.1x	6.2x	7.7x	7.0x	n.m.	n.m.	6.2x	6.2x

- - - - - - - Market Cap. as of August 2nd, 2016

Sources: Company projections, Company's public filings and Factset as of August 2nd, 2016.

(1) For DCF, ranges consider maximum and minimum values derived from (i) variations in both WACC (+/-1.0%) and perpetuity growth (+/-0.1%) and (ii) all sensitivity cases described in Footnote #1 of next page. In the case of Selected Publicly Traded Companies multiple valuations a range of +/- 0.75x is considered.

(2) Consolidated Net Debt as provided by the Company as of June 30th, 2016.

(3) Other EV Adjustments as provided by the Company as of June 30th, 2016. Includes provisions, financial derivatives, other financial assets and liabilities, dividend receivables and payables.

(4) CHI Americas does not record EBITDA since it only owns minority stakes in subsidiaries, which are accounted for under the equity method.

(5) Incorporates proportional Net Debt, Other EV Adjustments and EBITDA from Brazilian subsidiaries, which are accounted for under the equity method and therefore are not reflected in reported EBITDA.

8

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Enersis Americas & Subsidiaries Valuation

Resulting Exchange Ratios | Jun-16 Valuation

Bank of America Merrill Lynch

EOC / ENI Exchange Ratio



For Reference Purposes only
3.1x
2.3x
3.0x
2.4x
3.4x
2.8x
2.7x
Proposed Exchange Ratio: 2.8x
Valuation Methodologies
SOTP DCF(1)(3)
SOTP based on Selected Publicly Traded Companies(2)(3)
Net Income Contribution(3)(4)
Market Prices(5)

CHI / ENI Exchange Ratio – incl. Dividend Adjustment



For Reference Purposes only
4.3x
2.3x
4.8x
2.0x
4.4x
1.0x
Proposed Exchange Ratio: 4.0x
Valuation Methodologies
SOTP DCF(1)(3)(7)
SOTP based on Selected Publicly Traded Companies(2)(3)(7)
Net Income Contribution(3)(4)(7)
Market Prices(6)

Source: Based on Company's projections and Company's public filings.

(1) DCF ranges consider the maximum and minimum values of different sensitivities applied: Base case (consider variations in WACC (+/-1.0%) and perpetuity growth (+/-0.1%)); Emgesa case (lowest and highest DCF valuation for Emgesa and midpoint valuation for all other companies); Codensa case (lowest and highest DCF valuation for Codensa and midpoint valuation for all other companies); Edegel case (lowest and highest DCF valuation for Edegel and midpoint valuation for all other companies); Generation (lowest and highest DCF valuation for all Gx companies and midpoint valuation for all other companies); Distribution (lowest and highest DCF valuation for all Dx companies and midpoint valuation for all other companies); Gx High/Dx Low & Gx Low/Dx High (Low range: highest DCF valuation for Gx companies and the lowest DCF valuation for Dx Companies. High range: lowest DCF valuation for Gx companies and the highest DCF valuation for Dx Companies. Midpoint valuation for holdings); and 50% Discount Argentina (50% discount over midpoint Argentina subsidiaries' value and midpoint valuation for all other companies).

(2) SOTP Trading Multiple ranges consider the maximum and minimum values of different sensitivities applied: Base case (consider variations of 2017E EV/EBITDA multiple of +/-0.75x); Emgesa case (Emgesa's EV/EBITDA 2017 multiple range of +/-1.5x and +/-0.75x for all other companies); Codensa case (Codensa's EV/EBITDA 2017 multiple range of +/-1.5x and +/-0.75x for all other companies); Edegel case (Edegel's EV/EBITDA 2017 multiple range of +/-1.5x and +/-0.75x for all other companies); Generation (Gx companies' EV/EBITDA 2017 multiple range of +/-1.5x and +/-0.75x for all other companies); Distribution (Dx companies' EV/EBITDA 2017 multiple range of +/-1.5x and +/-0.75x for all other companies); Gx High/Dx Low & Gx Low/Dx High (Range goes from EV/EBITDA 2017 multiple range of +1.5x for Gx companies and -1.5x for Dx companies to -1.5x for Gx companies and +1.5x for Dx companies); and 50% Discount Argentina (50% discount to Argentina subsidiaries' equity values).

(3) Ranges consider base case valuation plus tax adjustment as described in the Additional Information section.

(4) Based on Pro-forma 2014-LTM Mar-16 historical figures for ENI Americas, EOC Americas and Chilectra Americas provided by ENI's Management.

(5) Based on market prices as of August 2nd, 2016.

(6) This reference calculation is not used for Americas given the extremely low market liquidity that the floating shares have, hence not reflecting a real market performance and inherent valuation.

(7) Exchange ratios have been adjusted by dividend payment detailed in the Additional Information section.

9

enersis

A. SOTP Discounted Cash Flow Valuation

SOTP Discounted Cash Flow Valuation

Summary DCF Valuation Output

Bank of America Merrill Lynch

	Total Equity Value Low	Total Equity Value High	ENI Stake (%)	Equity Value to ENI Low	Equity Value to ENI High	EOC Stake (%)	Equity Value to EOC Low	Equity Value to EOC High	CHI Stake (%)	Equity Value to Chilectra Low	Equity Value to Chilectra High
Operating Companies											
Emgesa	$4,500	$7,202	38%	$1,698	$2,717	27%	$1,209	$1,936	0%		
Codensa	2,058	3,450	48%	996	1,669	0%			9%	192	323
Edegel	1,690	2,502	59%	991	1,466	62%	1,056	1,562	0%		
Edelnor	1,107	1,923	76%	836	1,452	0%			16%	173	300
Ampla	0	389	92%	0	358	17%	0	68	37%	0	142
Coelce	399	675	65%	259	438	22%	87	148	7%	26	45
Fortaleza	257	278	84%	217	234	37%	96	103	11%	29	31
Cachoeira	414	451	84%	349	379	37%	154	167	11%	47	51
CIEN	269	287	84%	227	242	37%	100	107	11%	30	32
EN Brasil Com y Serv	195	285	84%	164	240	37%	72	106	11%	22	32
Chocon	533	555	39%	209	218	65%	348	363	0%		
Piura	150	240	96%	144	231	0%			0%		
Costanera	76	79	45%	34	36	76%	57	60	0%		
Docksud	215	225	40%	87	91	0%			0%		
Edesur	306	462	72%	219	331	1%	2	2	34%	104	157
Others(1)	130	161	n.m.	(33)	(26)	n.m.	148	171	n.m.	(6)	(6)
Holding Companies											
Enersis Americas IND	963	865	100%	963	865	0%			0%		
Endesa Americas IND	54	43	60%	32	26	60%	54	43	0%		
Chilectra Americas	26	16	99%	26	16	0%			100%	26	16
Endesa Brasil	199	98	84%	168	83	37%	74	36	11%	22	11
Total				$7,587	$11,067		$3,456	$4,872		$667	$1,134

Sources: Company Projections.
Note: Ranges consider variations in both WACC (+/-1.0%) and perpetuity growth (+/-0.1%) for high and low valuations.
(1) Others include Soc. Portuaria (Colombia), Chinango, Generalima and Caboblanco (Peru), CTM, Tesa, Cemsa, Distrilec, Southern Cone and Hidroinvest (Argentina).

10

enersis

SOTP Discounted Cash Flow Valuation

Summary DCF Valuation Output (Midpoint Value)

Bank of America Merrill Lynch

Enersis Americas Subsidiaries (US$mm)	Country	Business	WACC	FCF Value	PV of Terminal Value	Enterprise Value	Net Debt[2]	Other EV Adj.[3]	Total Equity Value	Equity Value[4] to ENI	Equity Value[4] to EOC	Equity Value[4] to CHI	Total Equity Value Ownership (%) to ENI	Total Equity Value Ownership (%) to EOC	Total Equity Value Ownership (%) to CHI	Implied EV/ EBITDA 2017E Multiple
				(a)	(b)	(c)=(a)+(b)	(d)	(e)	(c)-(d)-(e)							
Operating Companies																
Emgesa	Colombia	Gx	8.0%	$2,935	$4,347	**$7,282**	$1,328	$357	**$5,596**	$2,111	$1,504	$0	37.7%	26.9%	0.0%	11.6x
Codensa	Colombia	Dx	7.7%	513	2,673	**3,185**	389	182	**2,614**	1,265	0	244	48.4%	0.0%	9.3%	7.3x
Edegel	Peru	Gx	7.9%	594	1,579	**2,174**	119	37	**2,018**	1,182	1,260	0	58.6%	62.5%	0.0%	8.0x
Edelnor	Peru	Dx	7.6%	307	1,531	**1,838**	380	27	**1,431**	1,081	0	223	75.5%	0.0%	15.6%	8.6x
Coelce	Brazil	Dx	9.4%	181	657	**839**	163	160	**516**	334	113	34	64.9%	21.9%	6.6%	3.7x
Ampla	Brazil	Dx	9.4%	11	1,139	**1,150**	632	403	**115**	106	20	42	92.0%	17.4%	36.7%	5.4x
Fortaleza	Brazil	Gx	10.8%	268	0	**268**	(39)	40	**267**	226	99	30	84.4%	37.1%	11.3%	4.0x
Cachoeira	Brazil	Gx	10.8%	397	0	**397**	(44)	9	**432**	363	160	49	84.2%	37.0%	11.2%	4.6x
CIEN	Brazil	Tx	9.4%	293	0	**293**	44	(29)	**278**	234	103	31	84.4%	37.1%	11.3%	4.6x
Chocon	Argentina	Gx	12.6%	283	0	**283**	(325)	64	**543**	213	355	0	39.2%	65.4%	0.0%	7.1x
Pratil	Brazil	Other	9.4%	18	217	**235**	2	(0)	**233**	196	86	26	84.4%	37.1%	11.3%	n.m.
Costanera	Argentina	Gx	12.6%	110	0	**110**	23	10	**78**	35	59	0	45.4%	75.7%	0.0%	2.2x
Docksud	Argentina	Gx	12.6%	159	0	**159**	(120)	59	**220**	89	0	0	40.2%	0.0%	0.0%	3.5x
Edesur	Argentina	Dx	12.6%	44	499	**543**	(95)	262	**375**	269	2	128	71.6%	0.5%	34.0%	2.8x
Piura	Peru	Gx	7.9%	55	174	**229**	38	5	**186**	180	0	0	96.5%	0.0%	0.0%	4.7x
Others[1]	n.m.	n.m.	n.m.	n.m.	n.m.	**n.m.**	n.m.	n.m.	**146**	**(29)**	**159**	**(5)**	n.a.	n.a.	n.a.	n.m.
Holding Companies																
Enersis Americas IND	Chile	HoldCo	6.7%	(51)	(155)	**(206)**	(997)	(135)	**926**	926	0	0	100.0%	0.0%	0.0%	n.m.
Endesa Americas IND	Chile	HoldCo	6.7%	(10)	(17)	**(27)**	(0)	(77)	**50**	30	50	0	60.0%	100.0%	0.0%	n.m.
Chilectra Americas	Chile	HoldCo	6.7%	(6)	(17)	**(23)**	(30)	(16)	**22**	22	0	22	99.1%	0.0%	100.0%	n.m.
Endesa Brasil	Brazil	HoldCo	9.4%	(92)	(240)	**(332)**	(502)	14	**156**	132	58	18	84.4%	37.1%	11.3%	n.m.
Total excl. Adjustments									$16,202[5]	$8,966	$4,029	$842				
Tax Adjustment[6]										96	132	17				
Dividend Adjustment[6]										0	0	(181)				
Total incl. Adjustments										$9,062	$4,161	$678				

Sources: Company Projections

(1) *Others include Soc. Portuaria (Colombia), Chinango, Generalima and Caboblanco (Peru), CTM, Tesa, Cemsa, Distrilec, Southern Cone and Hidroinvest (Argentina). Negative equity values are due to HoldCos with overhead expenses and debt.*

(2) *Consolidated Net Debt as provided by the Company as of June 30th, 2016.*

(3) *Other debt-like items as provided by the Company as of June 30th, 2016. Includes provisions, financial derivatives, other financial assets and liabilities, dividend receivables and payables.*

(4) *Equity Value by Company calculated as Total Equity Value times the proportional economic participation that EOC, ENI and CHI have in each subsidiary.*

(5) *Total Equity Value includes Enersis Americas' minorities of US$7.2bn.*

(6) *Details on tax and dividend adjustments described in the Additional Information section.*

11

enersis

SOTP Discounted Cash Flow Valuation

Management Guidance on Free Cash Flow Adjustments for 2016-2020 Period

EBITDA BofAML has not made any adjustments to figures provided in the Management’s Projections

D&A BofAML has not made any adjustments to figures provided in the Management’s Projections

For operating companies, Tax Expense is calculated with the corresponding country corporate tax rate for each year applied to EBIT Tax Expense For holding companies, Tax Expense is calculated with the corresponding country corporate tax rate (Chile, except for Enel Brasil) for each year applied to holding costs, therefore generating a tax shield as indicated by the Company

For operating companies, Working Capital considers:

Trade receivables and payables calculated according to receivable and payable days provided by the Company for each business segment and country (except Argentina, where unchanged Business Plan figures are considered) Inventories, receivables from/payable for income taxes, other current assets and liabilities and dividends to be collected/distributed as provided in Business Plan

Changes in

Working Capital Generation Business Distribution Business Receivable Days Payable Days Receivable Days Payable Days Colombia 47 46 42 71

Brazil 37 49 59 56 Peru 30 50 34 50

Capex BofAML has not made any adjustments to figures provided in the Management’s Projections

Other Cash Flow Cash flows of Argentina Gx Companies Costanera, Chocon and Docksud include payments received from FONINVEMEM power plants Adjustments throughout the period

12 Source: Company Management.

SOTP Discounted Cash Flow Valuation

Management Guidance on Free Cash Flow Normalization

Normalization     2021 is considered as the normalized year for all companies except for Emgesa (2025 is considered) and companies with no terminal

Date     value (Chocon, CIEN, Cachoeira, Fortaleza, Costanera and Docksud)

    Normalized EBITDA is defined as inflation–adjusted 2020E EBITDA , with the following exceptions:

     2024E EBITDA for Emgesa

EBITDA

     Ampla’s and Coelce’s normalized EBIT margin is calculated as the average projected margin for 2017-2020

     Piura’s and Edesur’s normalized EBITDA margins is calculated as the average projected margin for 2017-2020

    For Dx companies, normalized D&A is defined as 2020E D&A

    For Gx companies, normalized D&A is calculated based on inputs provided by the Company and BofAML valuation assumptions (namely

D&A     WACC)(1)

     For Edegel, Piura and Chinango, normalized D&A was calculated as 100% of Maintenance Capex(1) plus the D&A schedule of

    Replacement Capex

    For operating companies, Tax Expense is calculated with the corresponding country corporate tax rate for each year applied to EBIT

Tax Expense     For holding companies, Tax Expense is calculated with the corresponding country corporate tax rate (Chile, except for Enel Brasil) for each year applied to holding costs, therefore generating a tax shield as indicated by the Company

    For operating companies, Normalized Working Capital considers:

     Trade receivables and payables calculated according to receivable and payable days provided by the Company for each business

Changes in

    segment and country (except Argentina, where unchanged Business Plan figures are considered)

Working Capital

     Inventories, receivables from/payable for income taxes, other current assets and liabilities and dividends to be collected/distributed as provided in Business Plan

    For Gx companies, normalized Capex includes: (i) a normalized maintenance Capex component, as provided by the Company, and (ii) an asset replacement Capex annuity, calculated based on inputs provided by the Company and BofAML valuation assumptions (namely

Capex     WACC)(1)

    For Dx companies, normalized Capex consists of a recurrent maintenance Capex calculated based on inputs provided by the Company and BofAML valuation assumptions (namely WACC)(1)

13

Source: Company Management.

(1) WACC assumptions were constructed by BofAML.

SOTP Discounted Cash Flow Valuation

Management Guidance on Subsidiaries with Projections Extended After 2020

Bank of America Merrill Lynch

Chocon	■ Concession expires in 2023 and management team expects no renewal ■ No terminal value is considered
Cachoeira	■ Concession expires in 2027 and management team expects no renewal ■ Residual value based on the book value of assets at the end of the concession
CIEN	■ CIEN has the concession for 2 transmission lines: ▪ Garabi I, which expires in June 2020 ▪ Garabi II, which expires in July 2022 ■ Residual value for each line, to be paid at the end of the respective concession
Emgesa	■ Projections extended to 2024 to properly reflect long term projected energy prices for the Colombian market in normalized cash flow / terminal value (as considered by the Company, Emgesa's 2020E figures would still be affected by a local power market in a transition scenario) ■ Power generation projected flat from 2020 through 2024 ■ 2021-2024 power prices interpolated to reach the following figures by the end of 2024: ▪ 65 US$/MWh for contract sales ▪ 60 US$/MWh for spot sales ▪ Reconciliation price variations modeled proportional to spot price variations ■ 2021-2024 Capex calculated as 2020E Capex adjusted by long-term COP inflation (3.8%) ■ 2021-2024 D&A calculated as 2020 D&A plus post-2020 Capex depreciation, assuming seven years of useful life for that Capex
Fortaleza	■ Current business model will have to be redefined in December 2023, when gas supply and energy sales contracts expire ■ Fortaleza is assumed to become a reserve power plant starting in 2024, therefore earning a monthly capacity payment of 30-50 BRL/kW ■ Authorization to operate expires in 2031 ■ 2021-2023 Capex calculated as 2020E Capex adjusted by long-term BRL inflation (4.1%). 2024-2031 Capex is assumed flat at BRL25mm ■ 2021-2031 D&A calculated as 2020 D&A plus post-2020 Capex depreciation, assuming seven years of useful life
Argentina Gx	■ Costanera, Chocon and Docksud are expected to receive payments from FONINVEMEM power plants through 2026 ■ Useful lives of Costanera and Docksud current equipment is expected to end in 2023. Given that Enersis Management does not contemplate reinvestments at this stage, projections are extended until 2023 based on 2020 Free Cash Flows adjusted by US-inflation (no terminal value is considered)

14

Source: Company Management.

enersis

SOTP Discounted Cash Flow Valuation

WACC Summary

Bank of America Merrill Lynch

Country	Risk Free Rate[(1)]	Country Risk Premium[(2)]	Unlevered Beta[(3)]	Re-Levered Beta	ERP[(4)]	Cost of Equity	Pre-Tax Cost of Debt[(5)]	Corp. Tax[(6)]	Equity / EV	Debt / EV	Net Debt / Equity[(7)]	Consolidated Summary: US$ WACC Lower[(8)]	Mid[(8)]	Upper[(8)]
Generation														
Chile	1.88%	0.82%	0.71	0.90	5.0%	7.2%	4.0%	27.0%	73.3%	26.7%	36.4%	6.04%	6.71%	7.37%
					7.0%	9.0%								
Colombia	1.88%	2.33%	0.71	0.88	5.0%	8.6%	5.8%	34.0%	73.3%	26.7%	36.4%	7.34%	7.99%	8.64%
					7.0%	10.4%								
Brazil	1.88%	3.08%	1.03	1.27	5.0%	11.3%	8.8%	34.0%	73.3%	26.7%	36.4%	9.84%	10.77%	11.71%
					7.0%	13.9%								
Peru	1.88%	2.11%	0.71	0.90	5.0%	8.5%	5.1%	26.0%	73.3%	26.7%	36.4%	7.23%	7.90%	8.56%
					7.0%	10.3%								
Argentina	1.88%	4.95%	1.15	1.43	5.0%	13.9%	7.9%	35.0%	73.3%	26.7%	36.4%	11.59%	12.64%	13.69%
					7.0%	16.8%								
Distribution														
Chile	1.88%	0.82%	0.65	0.78	5.0%	6.6%	4.0%	27.0%	78.1%	21.9%	28.0%	5.78%	6.39%	7.01%
					7.0%	8.2%								
Colombia	1.88%	2.33%	0.65	0.77	5.0%	8.0%	5.8%	34.0%	78.1%	21.9%	28.0%	7.12%	7.72%	8.33%
					7.0%	9.6%								
Brazil	1.88%	3.08%	0.77	0.91	5.0%	9.5%	8.8%	34.0%	78.1%	21.9%	28.0%	8.69%	9.41%	10.12%
					7.0%	11.3%								
Peru	1.88%	2.11%	0.65	0.78	5.0%	7.9%	5.1%	26.0%	78.1%	21.9%	28.0%	6.99%	7.60%	8.21%
					7.0%	9.5%								
Argentina	1.88%	4.95%	1.11	1.31	5.0%	13.4%	7.9%	35.0%	78.1%	21.9%	28.0%	11.55%	12.57%	13.60%
					7.0%	16.0%								

Source: Company's public filings, Bloomberg and FactSet, as of August 2, 2016.

(1) *Based on the spot yield of the 20YR UST, as of August 2, 2016.*
(2) *Calculated as the spread between the 20YR UST and the comparable CLP, COP, BRL, PEN and ARS 20YR Bond denominated in USD, August 2, 2016. See Sovereign Bond Spreads for additional details.*
(3) *Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading.*
(4) *Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.*
(5) *As per debt capital markets desk. Rates calculated in USD with a 10YR duration, reflecting risk default spread of each country.*
(6) *Based on 2019 tax rate as a normalized tax rate for all countries.*
(7) *Based on comparable company average excluding Brazil.*
(8) *Lower and upper tiers are calculated based on each respective cost of equity. Midpoint is calculated based on the average cost of equity.*

15

enersis

B. SOTP based on Selected Publicly Traded Companies Analysis

SOTP based on Selected Publicly Traded Companies Analysis

SOTP Valuation Analysis with 2017E Projections – Midpoint Value (in US$ mm)

    EV/ EBITDAEnterpriseOtherTotal EquityEquity Value(5)Total Equity Value

Enersis Americas    EBITDANet

    Country Business2017EValue(4)EVValue(Midpoint)Ownership (%)

Subsidiaries    2017EDebt

    (Midpoint)(Midpoint)Adj.(4) (Midpoint) to ENIto EOC to CHIto ENI to EOCto CHI

    (a)(b)(c)=(a)*(b)(d)(e)(c)-(d)-(e)

Operating Companies

Emgesa    ColombiaGx8.9x$629$5,602$1,328$357$3,916$1,478$1,052$037.7%26.9%0.0%

Codensa    ColombiaDx7.9x4343,4243891822,8531,380026748.4%0.0%9.3%

Edegel    PeruGx8.3x2712,254119372,0981,2301,310058.6%62.5%0.0%

Edelnor    PeruDx7.9x2141,683380271,276964019975.5%0.0%15.6%

Coelce    BrazilDx4.0x2279071631605853791283964.9%21.9%6.6%

Ampla(1)    BrazilDx4.0x2141,150632403115106204292.0%17.4%36.7%

Fortaleza    BrazilGx5.8x67388(39)403873271444484.4%37.1%11.3%

Cachoeira    BrazilGx5.8x87501(44)95364511996084.2%37.0%11.2%

CIEN    BrazilTx7.2x6446244(29)4473771665084.4%37.1%11.3%

Chocon    ArgentinaGx4.0x40160(325)64420165275039.2%65.4%0.0%

Pratil(1)    BrazilOthern.a.112352(0)233196862684.4%37.1%11.3%

Costanera    ArgentinaGx4.0x50198231016675125045.4%75.7%0.0%

Docksud    ArgentinaGx4.0x45180(120)59241970040.2%0.0%0.0%

Edesur    ArgentinaDx4.0x196783(95)262616441321071.6%0.5%34.0%

Piura(1)    PeruGx8.3x492293851861800096.5%0.0%0.0%

Others(2)(3)    n.m.n.m.n.a.n.m.n.m.n.m.n.m.146(29)159(5)n.a.n.a.n.a.

Holding Companies(3)

Enersis Americas IND    ChileHoldCon.a.(39)(206)(997)(135)92692600 100.0%0.0%0.0%

Endesa Americas IND    ChileHoldCon.a.(11)(27)(0)(77)503050060.0%100.0%0.0%

Chilectra Americas    ChileHoldCon.a.(3)(23)(30)(16)222202299.0%0.0%100.0%

Endesa Brasil    BrazilHoldCon.a.(38)(332)(502)14156132581884.4%37.1%11.3%

Total excl. Adjustments    $15,375 (6)$8,926$3,776$971

Tax Adjustment(7)    9613217

Dividend Adjustment(7)    00(181)

Total incl. Adjustments    $9,022$3,908$807

Sources: Company projections, Company’s public filings and Factset as of August 2nd, 2016. Please refer to Appendix for further detail.

(1)    For Ampla, Pratil and Piura, the Selected Publicly Traded Companies trading multiples valuation is deemed non-meaningful and therefore the DCF valuation is considered for both valuation methodologies.

(2)    Includes Soc. Portuaria (Colombia), Chinango, Generalima and Caboblanco (Peru), CTM, Tesa, Cemsa, Distrilec, Southern Cone and Hidroinvest (Argentina). Negative equity values are due to HoldCos with overhead expenses and debt.

(3)    DCF Valuations are considered for Others due to lack of relevant comparables, and HoldCos, due to lack of relevant comparables and no relevance for a multiples-based valuation.

16 (4)    Consolidated Net Debt and other debt-like items as provided by the Company as of June 30th, 2016. Other Debt-like items includes provisions, financial derivatives, other financial assets and liabilities, dividend receivables and payables.

(5)    Equity Value by Company calculated as Total Equity Value times the proportional economic participation that EOC, ENI and CHI have in each subsidiary.

(6)    Total Equity Value includes Enersis Americas’ minority holdings of US$6.5bn.

(7)    Details on tax and dividend adjustments described in the Additional Information section.

SOTP based on Selected Publicly Traded Companies Analysis

Criteria for Selection of Comparable Publicly Traded Companies and Other Considerations

Bank of America Merrill Lynch

Codensa (Dx)	▪ Since there are no listed pure-play Colombian Dx companies, Peru Dx peers (Edelnor and Luz del Sur) were considered as the closest comparables
Emgesa (Gx)	▪ Isagen and Celsia were considered the closest comparables. Isagen is the third largest power generator in Colombia in terms of installed capacity, while Celsia is a Colombia-focused player with presence in Panama and Costa Rica
Edelnor (Dx)	▪ Edelnor and Luz del Sur were considered the closest comparables. Luz del Sur has the distribution concession for the south of Lima, while Edelnor (Enersis subsidiary) has the concession for the north ▪ Edelnor's current market capitalization reflects a 10.9% discount vs. 2017E SOTP Valuation – Market cap affected by low stock liquidity (ADTV: ~US$0.1mm) and small free float (~14% of total shares)
Edegel (Gx)	▪ Edegel and Enersur, the third largest player in Peru in terms of installed capacity, were considered the closest comparables, given both companies are 100% Peru-focused ▪ Edegel's current market capitalization reflects a 17.3% premium vs. average multiple-based valuation
Ampla (Dx)	▪ Eletropaulo, the main power distributor in the Sao Paulo area, was considered the closest comparable given its relevant size and being 100% distribution-focused ▪ Other listed companies in the sector were not considered either due to lack of consensus estimates (Ampla, Energisa and Coelce) or being distribution-focused integrated players (Equatorial, Light and CLSC) ▪ Current market capitalization not meaningful – Market cap affected by very low stock liquidity (ADTV: ~US$0.4k) and small free float (~0.4% of total shares)
Coelce (Dx)	▪ Eletropaulo was considered the closest comparable ▪ Current market capitalization not meaningful – Market cap affected by low stock liquidity (ADTV: ~US$0.3 mm) and small free float (~19% of total shares)
Pratil	▪ Subsidiary focused on providing value-added products and services to Ampla's and Coelce's customers ▪ DCF valuation is considered due to lack of comparable companies, due to the Company's particular business segment and its significant expected growth (2020E EBITDA: 5x 2017E EBITDA)
Fortaleza (Gx)	▪ Tractebel and AES Tiete, both among the most relevant private power generators in the country, were considered as the closest comparables ▪ Other listed companies in the sector were not considered either due to lack of consensus estimates (Paranapanema) or different dynamics in its operation (CESP)
Cachoeira (Gx)	▪ Tractebel and AES Tiete were considered the closest comparables

17

Source: BofAML assumptions and Factset as of August 2nd, 2016.

enersis

SOTP based on Selected Publicly Traded Companies Analysis

Criteria for Selection of Comparable Companies and Other Considerations (Cont'd)

Bank of America Merrill Lynch

Cien (Tx)	▪ Taesa and Alupar were considered the closest comparables ▪ CIEN concessions expire in 2020-2022
Costanera (Gx)	▪ A ~50% discount vs. average LatAm generation multiples (Isagen, Celsia, Tractebel, AES Tiete, Edegel and Enersur) is considered due to Argentina's current uncertain market, tariff and regulatory environment for the power sector and uncertainty regarding future developments, which results in a 3.5-4.5x range (the "Argentina Criteria") ▪ Market capitalization reflects a 88.2% premium vs. 2017E SOTP Valuation
Chocon (Gx)	▪ 3.5-4.5x range as per the Argentina Criteria ▪ Adjusted EBITDA is considered, which includes dividends received from power plants in which the Company owns stakes (FONINVEMEN) ▪ Chocón concession expires in 2023
Docksud (Gx)	▪ 3.5-4.5x range as per the Argentina Criteria
Edesur (Dx)	▪ A 50% discount vs. average LatAm distribution multiples (Luz del Sur, Edelnor, Eletropaulo) is considered due to Argentina's current uncertain environment for the power sector and uncertainty regarding future developments, which results in a 3.5-4.5x range

18

Source: BofAML assumptions and Factset as of August 2nd, 2016.

enersis

SOTP based on Selected Publicly Traded Companies Analysis

Trading Comparables – Generation

Bank of America Merrill Lynch

	Country	Market Cap (US$)	Enterprise Value (US$)	EV / EBITDA 2016E	EV / EBITDA 2017E	EV / EBITDA 2018E	P / E 2016E	P / E 2017E	P / E 2018E
Generation									
Endesa Chile	Chile	$7,370	$8,803	8.7x	9.0x	8.7x	12.7x	11.7x	12.4x
Colbun	Chile	4,253	5,638	8.7	8.4	8.2	16.6	15.8	14.9
AES Gener	Chile	4,167	7,453	11.9	10.4	9.1	20.1	18.8	14.9
ECL	Chile	1,966	2,475	7.9	8.1	7.4	8.2	26.7	23.3
Isagen	Colombia	3,589	4,702	11.8	10.5	9.8	26.4	21.2	19.3
Celsia	Colombia	916	2,564	8.5	7.4	6.7	55.6	18.8	13.6
Tractebel	Brazil	8,422	9,035	8.3	7.2	6.7	15.3	13.1	12.4
Paranapanema	Brazil	1,276	1,571	5.6	5.6	5.5	11.0	10.9	10.5
AES Tiete	Brazil	1,428	1,639	4.9	4.4	4.2	8.8	7.5	7.1
CESP	Brazil	1,310	1,453	5.4	5.5	5.3	12.5	12.5	10.5
Edegel	Peru	2,462	2,624	9.6	9.0	8.9	16.2	14.7	14.9
ENGIE	Peru	1,516	2,460	7.1	7.7	8.0	9.0	10.9	12.3
Mean Colombia				10.1	8.9	8.3	41.0	20.0	16.4
Selected Colombia (Isagen - Celsia)				**10.1**	**8.9**	**8.3**	**41.0**	**20.0**	**16.4**
Mean Brazil				6.0	5.7	5.4	11.9	11.0	10.1
Selected Brazil (Tractebel - AES Tiete)				**6.6**	**5.8**	**5.4**	**12.1**	**10.3**	**9.8**
Mean Peru				8.4	8.3	8.5	12.6	12.8	13.6
Selected Peru (Edegel - ENGIE)				**8.4**	**8.3**	**8.5**	**12.6**	**12.8**	**13.6**

Sources: Factset as of August 2nd, 2016 and Company's public filings.

19

enersis

SOTP based on Selected Publicly Traded Companies Analysis

Trading Comparables – Distribution and Transmission

	Country	Market Cap (US$)	Enterprise Value (US$)	EV / EBITDA 2016E	EV / EBITDA 2017E	EV / EBITDA 2018E	P / E 2016E	P / E 2017E	P / E 2018E
Distribution									
Chilectra	Chile	$2,334	$2,326	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Aguas Andinas	Chile	3,568	5,071	10.5	10.0	n.a.	16.5	15.8	n.a.
CGE	Chile	2,609	5,297	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
EEB	Colombia	5,445	7,977	7.4	6.8	8.0	n.a.	10.8	12.4
Equatorial	Brazil	3,287	3,966	10.7	9.2	8.1	16.5	13.6	9.9
Energisa	Brazil	2,226	4,498	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
CPFL[1]	Brazil	7,234	12,907	10.0	8.9	8.1	22.7	18.2	15.0
Ampla	Brazil	1,031	1,935	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Eletropaulo	Brazil	567	1,873	4.7	4.0	3.4	21.0	5.7	4.7
Coelce	Brazil	987	1,326	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
CLSC	Brazil	211	592	5.1	4.8	n.a.	n.a.	n.a.	n.a.
Luz del Sur	Peru	1,687	2,153	9.5	9.1	8.5	13.0	12.5	11.4
Edelnor	Peru	1,137	1,488	7.0	6.7	5.7	10.8	10.2	8.5
Mean Colombia				n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Selected Colombia (Luz del Sur - Edelnor)				**8.2**	**7.9**	**7.1**	**11.9**	**11.3**	**9.9**
Mean Brazil				7.6	6.7	6.6	20.1	12.5	9.9
Selected Brazil (Eletropaulo)				**4.7**	**4.0**	**3.4**	**21.0**	**5.7**	**4.7**
Mean Peru				8.2	7.9	7.1	11.9	11.3	9.9
Selected Peru (Luz del Sur - Edelnor)				**8.2**	**7.9**	**7.1**	**11.9**	**11.3**	**9.9**
Transmission									
Red Electrica	Spain	$12,316	$17,549	10.5x	10.2x	9.9x	16.9x	16.3x	15.5x
Terna	Italy	10,806	19,462	11.4	10.9	10.7	16.9	15.8	15.4
ITC	United States	7,127	11,698	13.5	12.4	11.4	23.0	21.2	19.0
ISA	Colombia	3,298	7,826	8.1	6.9	5.9	16.2	14.9	13.7
Elia	Belgium	3,247	6,193	13.2	11.7	10.0	16.4	14.2	13.0
Taesa	Brazil	2,509	3,524	7.1	7.6	8.3	9.2	9.5	10.5
CTEEP[2]	Brazil	3,211	3,454	18.8	7.4	5.2	28.4	11.0	8.1
Alupar	Brazil	1,039	2,751	6.7	6.8	7.3	12.4	10.7	8.5
Transener	Argentina	216	311	4.7	4.6	2.3	79.1	8.3	3.3
Mean Brazil				10.9	7.3	6.9	16.6	10.4	9.0
Selected Brazil (Taesa + Alupar)				**6.9**	**7.2**	**7.8**	**10.8**	**10.1**	**9.5**

Sources: Factset as of August 2nd, 2016 and Company's public filings.

(1) CPFL is an integrated power company that given its relevance in the distribution industry in Brazil is used as a reference for Distribution comparables.

(2) 2016 multiple does not reflect the regulatory reform in the transmission sector that will increase the EBITDA in 2017 and 2018 through a higher tariff.

20

C. Historical Net Income Contribution Valuation

Historical Net Income Contribution Valuation

Bank of America Merrill Lynch

Historical Pro-Forma Net Income of Merging Entities

Net Income of Merging Entities (US$mm)	2014A	2015A	LTM Mar-16
Enersis Americas	$709	$626	$686
Endesa Americas	386	276	348
Chilectra Americas	30	76	49
Total	**$1,125**	**$977**	**$1,083**

Adjusted Net Income (US$mm)[1]	2014A	2015A	LTM Mar-16
Enersis Americas	$709	$626	$686
% of total Net Income	*82.1%*	*84.9%*	*83.1%*
Endesa Americas	154	110	139
% of total Net Income	*17.9%*	*15.0%*	*16.9%*
Chilectra Americas	0	1	0
% of total Net Income	*0.0%*	*0.1%*	*0.1%*
Net Income of Combined Entity	**$864**	**$737**	**$826**

New Enersis Americas Shares (millon)	2014A	2015A	LTM Mar-16
Pre-Merger ENI Americas Shares	49,093	49,093	49,093
% of total Shares	*82.1%*	*84.9%*	*83.1%*
(A) **New ENI Americas for EOC exchange**	**10,686**	**8,656**	**9,975**
% of total Shares	*17.9%*	*15.0%*	*16.9%*
(B) **New ENI Americas for CHI exchange**	**19**	**55**	**32**
% of total Shares	*0.0%*	*0.1%*	*0.1%*
Combined Entity Total Shares	**59,798**	**57,804**	**59,100**

Resulting Exchange Ratios from Historical Net Income Contribution

EOC / ENI Exchange Ratio	2014A	2015A	LTM Mar-16
Pre-Merger EOC Americas Shares (mm)	8,202	8,202	8,202
(C) **Excluding shares held by ENI (60%)**	**3,282**	**3,282**	**3,282**
Exchange Ratio - Unadjusted (a) / (c)	**3.26x**	**2.64x**	**3.04x**
Tax Adjustment[2]	0.11x	0.11x	0.11x
Dividend Adjustment[3]	0.00x	0.00x	0.00x
Exchange Ratio - Adjusted	**3.37x**	**2.75x**	**3.15x**

CHI / ENI Exchange Ratio	2014A	2015A	LTM Mar-16
Pre-Merger CHI Americas Shares (mm)	1,151	1,151	1,151
(D) **Excluding shares held by ENI (99%)**	**11**	**11**	**11**
Exchange Ratio - Unadjusted (b) / (d)	**1.83x**	**5.15x**	**3.02x**
Tax Adjustment[2]	0.04x	0.04x	0.04x
Dividend Adjustment[3]	(0.82x)	(0.82x)	(0.82x)
Exchange Ratio - Adjusted	**1.04x**	**4.37x**	**2.24x**

Source: Company information from Management.

(1) *Adjusted Net Income excludes from EOC and CHI Net Income figures the portion that is attributable to ENI in order to reflect the Net Income of the Combined Entity.*

(2) *[Tax Adjustment considers the average of the difference in the maximum and minimum exchange ratio resulting from (i) DCF's Base Case valuation and (ii) DCF Base Case + Tax Adjustment.]*

(3) *[Dividend Adjustment considers the average of the difference in the maximum and minimum exchange ratio resulting from (i) DCF including Dividend Adjustment and (ii) DCF excluding Dividend Adjustment.]*

21

enersis

D. Current Market Prices Valuation

Current Market Prices Valuation

Implied Endesa Americas / Enersis Americas Exchange Ratio

3.00x

2.90x

Proposed Exchange Ratio : 2.8x

2.80x

2.70x

2.60x 2.7x

2.50x

2.40x

2.30x

2.20x

2.10x

2.00x

21/04/16 25/04/16 29/04/16 03/05/16 07/05/16 11/05/16 15/05/16 19/05/16 23/05/16 27/05/16 31/05/16 04/06/16 08/06/16 12/06/16 16/06/16 20/06/16 24/06/16 28/06/16 02/07/16 06/07/16 10/07/16 14/07/16 18/07/16 22/07/16 26/07/16 30/07/1602/08/16

22 ____________________

Source: Factset as of August 2nd, 2016.

Note: Exchange ratios derived from Enersis Americas and Endesa Americas market prices.

Current Market Prices Valuation

Chilectra Americas—Trading Volume Analysis

Cumulative volume traded between April 21st, 2016 and August 2nd, 2016 has been less than 0.0104% of the total shares of the Company and has had a value of ~US$80,000. In May 31st, 2016 the price of the share of Chilectra Americas experienced a 37% decrease. That day 0.0010% of the ownership was traded and the total volume was ~US$7,000.

Trading Volume (US$)    Share Price (CLP)

12,000    0.14%$800

    $700

10,000

    0.10%$600

8,000

    $500

    0.07%

6,000    0.06%$400

    0.05%0.05%

    0.04%$300

4,000

    0.03%

    0.02%$200

2,000

    $100

0    $0

(1)    (2)

23    ADTV (US$) DTV (US$)Share Price (CLP)% of DTV / Free Float Total Value

Source: Factset as of August 2nd, 2016.

(1) ADTV stands for Average Daily Trading Volume.

(2) DTV stands for Daily Trading Volume.

3. Enersis Americas Overview

Enersis Americas Overview

Snapshot

Bank of America Merrill Lynch

Description

- Enersis Americas is the largest privately-owned multinational electric power corporation in Latin America with a market capitalization of ~US$8.5bn. Endesa and Chilectra Americas have a market capitalization of ~US$3.7bn and US$775mm, respectively
    - Participates in the electric power generation, transmission, and distribution businesses
    - Presence in four countries of the region: Argentina, Brazil, Colombia and Peru
- Enersis Americas' generating companies have a total net installed capacity of 10.7 GW, and through distribution companies it supplies electricity to nearly 14 million clients

Ownership

enersis américas	endesa américas	chilectra américas
Others: 18.0%	Others: 21.2%	
PF[(1)]: 11.6%	PF[(1)]: 15.8%	
ADRs: 9.8%	ADRs: 3.0%	Others: 1.0%
Enel: 60.6%	ENI Americas: 60.0%	ENI Americas: 99.1%

Transaction Snapshot

Main Subsidiaries

	Emgesa	Codensa	Edegel	Edelnor	Ampla	Coelce	Chocon
Country	Colombia	Colombia	Peru	Peru	Brazil	Brazil	Argentina
Business	Gx	Dx	Gx	Dx	Dx	Dx	Gx
Merging Entities							
enersis américas Stake	21.6%	47.8%	21.1%	60.1%	45.3%	45.2%	0.0%
endesa américas Stake	26.9%	0.0%	62.5%	0.0%	17.4%	21.9%	65.4%
chilectra américas Stake	0.0%	9.2%	0.0%	15.6%	36.7%	6.6%	0.0%

Ownerships 50%+ 25% - 50% 0% - 25%

The merging entities have a total of 34 subsidiaries including the seven showed above

Generation Business

Installed Capacity by Country



10.7
GW
Colombia
31%
Argentina
41%
Brazil
9%
Peru
19%

Installed Capacity by Type



10.7
GW
Coal
2%
Oil-Gas
44%
Hydro
54%

Distribution Business

Clients by Country



13.5
mm
Argentina
18%
Colombia
22%
Peru
10%
Brazil
50%

Energy Sold (Gwh) by Country[(2)]



62,838
GWh
Peru
12%
Brazil
36%
Colombia
22%
Argentina
30%

Source: Company's public filings, Factset as of August 2nd, 2016.
(1) PF denotes Pension funds.
(2) 2015 actual numbers.

24

enersis

Enersis Americas Overview

Financial Highlights

2Q’16 LTM EBITDA Breakdown    Revenue (US$mm)

    by Country(1)CAGR ’14-’16 LTM: 0.5%

Argentina    9,136

    15%8,1237,663

Peru    42% Colombia

22%

    21%

Brazil

    2014A2015ALTM Jun-16

    by Business(2)

    EBITDA (US$mm)

Distribution

    CAGR ’14-’16 LTM: (1.6%)

47%    3,118

    53%

    2,4752,483

    Generation

2Q’16 Total Debt

    Holding2014A2015ALTM Jun-16

Argentina    10%

    2%Net Income (US$mm)

Peru 15%

    48%ColombiaCAGR ’14-’16 LTM: (0.1%)

    1,312

    1,1591,084

    25%

Brazil

    ~US$ 4,205mm

    2014A2015ALTM Jun-16

Source: Company’s public filings.

25 Note: CAGRs in local currency. Average FX rate used by year: 569.9 CLP/USD for 2014, 652.7 CLP/USD for 2015 and 687.3 CLP/USD for 2016 LTM. Year-end FX rate of 662.1 CLP/USD used to calculate 2Q’16 debt.

(1)    Figures exclude Chile EBITDA of CLP MM (26,197).

(2)    Figures exclude holdings & eliminations EBITDA of CLP MM (50,926).

Appendix

A. Macroeconomic Assumptions

Macroeconomic Assumptions

FX Forecasts



CLP/USD
495.3 523.8 570.4 607.4 654.1 707.3 694.0 704.0 700.0 695.5 691.0 683.5 676.0 672.0 668.0 659.0
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
COP/USD
1,869 1,927 2,001 2,392 2,742 3,149 3,136 3,145 3,154 3,170 3,185 3,206 3,226 3,251 3,276 3,292
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
PEN/USD
2.7 2.8 2.8 3.0 3.2 3.4 3.5 3.6 3.7 3.6 3.5 3.5 3.5 3.5 3.4 3.4
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
BRL/USD
2.2 2.3 2.4 2.7 3.3 3.9 3.9 4.0 4.0 4.0 4.0 4.0 3.9 3.9 3.9 3.9
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
ARS/USD
5.5 6.5 8.1 8.5 9.2 13.1 15.6 16.0 16.3 16.6 16.9 17.1 17.3 18.3 19.3 19.7
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
Average of Period
End of Period

Source: Company Projections.

26

Bank of America Merrill Lynch

enersis

Macroeconomic Assumptions

Real GDP Growth and Inflation

Bank of America Merrill Lynch


Real GDP Growth
Inflation
4.0% 1.9% 2.1% 1.6% 2.4% 2.8% 3.4% 3.6%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
1.9% 4.4% 4.3% 4.2% 3.6% 3.2% 3.0% 3.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
4.9% 4.4% 3.1% 2.6% 2.9% 3.1% 3.1% 3.3%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
2.0% 2.9% 5.0% 7.1% 4.8% 4.0% 4.0% 3.8%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
5.8% 2.4% 3.2% 3.7% 4.1% 4.0% 4.1% 4.3%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
2.8% 3.2% 3.5% 3.7% 3.2% 2.9% 2.7% 2.6%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
3.0% 0.1% (3.8%) (3.6%) 0.2% 1.6% 2.0% 2.3%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
6.2% 6.3% 9.0% 7.5% 6.1% 5.7% 5.5% 5.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
2.9% 0.5% 2.1% (0.9%) 1.8% 2.3% 2.9% 3.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
20.7% 37.6% 27.1% 31.5% 23.0% 20.0% 17.0% 14.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
1.5% 2.4% 2.4% 2.0% 2.3% 2.3% 1.0% 2.1%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
1.5% 1.6% 0.1% 1.4% 2.1% 2.2% 2.2% 2.2%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E

27 *Source: Company Projections.*

enersis

Macroeconomic Assumptions

Commodity Prices



Brent USD/Barrel
CAGR '15-'20E: 9.2%
37.3
46.8
42.8
48.0
52.5
58.0
2015
2016E
2017E
2018E
2019E
2020E



WTI USD/Barrel
CAGR '15-'20E: 8.5%
37.0
45.0
42.1
46.2
50.4
55.7
2015
2016E
2017E
2018E
2019E
2020E



HH USD/MMBtu
CAGR '15-'20E: 7.1%
2.3
2.3
2.6
2.8
3.1
3.3
2015
2016E
2017E
2018E
2019E
2020E



Coal API 2 USD/Ton
CAGR '15-'20E: 1.4%
48.0
46.1
44.5
45.5
48.5
51.5
2015
2016E
2017E
2018E
2019E
2020E

Source: Company Projections.

28

B. Enersis Americas Financial Projections

Enersis Americas Financial Projections

Consolidated Financial Highlights

Bank of America Merrill Lynch

Total Revenues (US$mm)



CAGR '16-'20: 7.8%
8,033
8,617
9,669
10,982
11,722
2016E
2017E
2018E
2019E
2020E

EBITDA (US$mm)



CAGR '16-'20 6.5%
2,404
2,588
2,901
3,233
3,296
2016E
2017E
2018E
2019E
2020E

Capex (US$mm)



Total '16-'20: US$5.0 bn
1,232
1,006
958
921
899
2016E
2017E
2018E
2019E
2020E

EBITDA Breakdown (2016E)

By Country



21%
11%
25%
43%

By Business



Dx
49%
51%
Gx

US$2,404mm

EBITDA Breakdown (2020E)

By Country



21%
14%
26%
39%

By Business



Dx
54%
44%
Gx

US$3,296mm

29
Source: Company Projections.

enersis

Enersis Americas Financial Projections

Distribution Companies – Total Capex Projections (US$mm)

196

95

128 207 225

Edelnor Codensa 201 187 184

93 173

85 88 85 89

2016 2017 2018 2019 2020 Norm.

2016 2017 2018 2019 2020 Norm.

196 141

Ampla Edesur

273 179

249 145 143

137 130

187 172 112

152 143

2016 2017 2018 2019 2020 Norm.

2016 2017 2018 2019 2020 Norm.

117

Coelce 160

91 112 113 118 109

2016 2017 2018 2019 2020 Norm.

Average

30 ____________________

Source: Company Projections.

Enersis Americas Financial Projections

Distribution Companies – Normalized Capex Calculation

Bank of America Merrill Lynch

Main Assumptions

- As indicated by Enersis's Management, Normalized Capex for Distribution Companies (except Ampla) should be calculated as the sum of:
  1. Reinvestment Capex: Required investment related to expected long-term clients / demand growth in the business
  2. Normalized D&A: Required investment to properly maintain existing infrastructure and service quality

Other Normalization Assumptions

- Normalized EBITDA defined as 2020E EBITDA adjusted by Perpetuity Growth (US long-term inflation) to the corresponding normalization year for each company, if applies
- Normalized D&A defined as the latest projected D&A available
- Normalized Tax Expense defined as Normalized EBIT * Long-term Corporate Tax for each country

Normalized Capex Calculation

Company	Country	FX 2020	2020 Inflation (Local Currency)	Perpetuity Growth (US LT Inflation)	WACC (US$)	WACC (Local Currency)	RONIC-WACC Spread	RONIC (Local Currency)	Norm. EBIT (US$mm)	Norm. Tax Expense (US$mm)	NOPAT (Local Currency)	① Reinvestment Capex (US$mm)	② Norm. D&A (US$mm)	Normalized Capex (US$mm)
		A	B	C	D	E	F	G	H	I	J	K	L	M
Codensa	Colombia	3,326	3.8%	2.2%	7.7%	11.8%	1.0%	12.8%	$462	($157)	$1,014,067	($90)	($83)	**($173)**
Ampla	Brazil	4.0	5.0%	2.2%	9.4%	14.9%	1.0%	15.9%	300	(102)	793	(62)	(80)	**(143)**
Coelce	Brazil	4.0	5.0%	2.2%	9.4%	14.9%	1.0%	15.9%	175	(59)	462	(36)	(73)	**(109)**
Edelnor	Peru	3.4	2.6%	2.2%	7.6%	10.4%	1.0%	11.4%	220	(66)	529	(35)	(54)	**(89)**
Edesur	Argentina	21.5	14.0%	2.2%	12.6%	28.3%	1.0%	29.3%	275	(96)	3,848	(85)	(58)	**(143)**

Line	Letter	Formula
WACC (Local Currency)	E	= (1 + D) * (1 + B) / (1 + C) - 1
RONIC (Local Currency)	G	= E + F
NOPAT (Local Currency)	J	= (H + I) * A
Reinvestment Capex	K	= - J * (B / G) / A
Normalized Capex	M	= K + L

Source: *Company Management.*

enersis

31

Enersis Americas Financial Projections

Bank of America Merrill Lynch

Generation Companies – Total Capex Estimates (US$mm)



Edegel
49
43
55
50
52
66
48
50
2016
2017
2018
2019
2020
Norm.
Piura
65
11
10
9
12
11
10
22
2016
2017
2018
2019
2020
Norm.
Cachoeira
5
4
6
7
8
n.a.
6
2016
2017
2018
2019
2020
Norm.
Fortaleza
15
17
18
10
11
n.a.
14
2016
2017
2018
2019
2020
Norm.
Emgesa
98
69
55
42
82
167
40
69
2016
2017
2018
2019
2020
Norm.
Costanera
67
48
56
20
38
n.a.
46
2016
2017
2018
2019
2020
Norm.
Chocon
7
5
2
2
2
n.a.
3
2016
2017
2018
2019
2020
Norm.
DockSud
14
18
42
1
1
n.a.
15
2016
2017
2018
2019
2020
Norm.
Average
Maintenance
Replacement
Total

32 Source: Company projections.

enersis

Enersis Americas Financial Projections

Generation Companies – Normalized Capex: Annualized Replacement Capex

Bank of America Merrill Lynch

Country	Company	Type[1]	Capacity (Gwh)	Replacement Cost (US$/kW)	First Replacement Date	(WACC - CPI)[2]	Capex Annuity US$mm, real	CPI indexing factor to Reinvestment year	2020 discount factor	2020E Capex Annuity Normalized
	Betania	HID	541	1,200	2036	5.7%	39	1.58	0.40	25
	Charquito	HID	19	1,200	2021	5.7%	1	1.14	1.00	2
	Guavio	HID	1,213	1,200	2041	5.7%	88	1.76	0.27	42
	El Limonar	HID	18	1,200	2020	5.7%	1	1.11	1.00	1
	La Guaca	HID	325	1,200	2034	5.7%	24	1.51	0.46	17
	La Junca	HID	19	1,200	2020	5.7%	1	1.11	1.00	2
	La Tinta	HID	20	1,200	2020	5.7%	1	1.11	1.00	2
	Paraíso	HID	277	1,200	2034	5.7%	20	1.51	0.46	14
	Tequendama	HID	20	1,200	2047	5.7%	1	2.01	0.17	0
	Quimbo	HID	400	1,200	2064	5.7%	29	2.90	0.05	4
	Cartagena	TV	127	2,500	2020	5.7%	22	1.11	1.00	25
	Termozipa	TV	223	2,500	2030	5.7%	39	1.39	0.63	34
	Emgesa[3]		**3,201**	**1,342**			**268**			**167**
	Callahuanca	HID	80	1,200	2020	5.6%	6	1.11	1.00	6
	Huampani	HID	30	1,200	2030	5.6%	2	1.39	0.47	1
	Huinco	HID	247	1,200	2040	5.6%	18	1.72	0.22	7
	Matucana	HID	129	1,200	2040	5.6%	9	1.72	0.22	3
	Moyopampa	HID	65	1,200	2030	5.6%	5	1.39	0.47	3
	Santa Rosa	TG	229	600	2020	5.6%	10	1.11	1.00	12
	Ventanilla	CC	493	1,000	2024	5.6%	37	1.22	0.74	33
	Edegel		**1,273**	**1,015**			**87**			**66**
	Malacas TG1234	TG	131	600	2020	5.6%	6	1.11	1.00	7
	Malacas TG5	TG	200	600	2037	5.6%	9	1.61	0.27	4
	Piura	**TG**	**331**	**600**			**15**			**11**
	Chimay	HID	151	1,200	2049	5.6%	11	2.10	0.11	3
	Yanango	HID	43	1,200	2049	5.6%	3	2.10	0.11	1
	Chinango		**194**	**1,200**			**14**			**3**

Source: Company Management.
(1) CC: Combined Cycle, HID: Hydro, TG: Turbo Generator.
(2) (WACC – CPI) considers Generation business WACC for each country less long term perpetuity growth rate (US long-term inflation).
(3) Emgesa's Capex annuities calculated as of 2024E instead of 2020E as per indicated by Company Management.

33

enersis

C. DCF Valuation per Subsidiary

DCF Valuation per Subsidiary
Emgesa – Colombia Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,						
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2024E	Normalized
Net Revenues	$1,192	$628	$569	$1,086	$1,204	$1,203	$1,177	$1,698	$1,735
Growth %	*n.a.*	*n.a.*	*n.a.*	*-9.3%*	*10.8%*	*0.0%*	*-2.2%*	*1.4%*	*2.2%*
EBITDA	**631**	**339**	**308**	**629**	**684**	**729**	**728**	**990**	**1,012**
Margin%	*52.9%*	*53.9%*	*54.2%*	*57.9%*	*56.8%*	*60.6%*	*61.9%*	*58.3%*	*58.3%*
Less: D&A	(60)	(31)	(34)	(73)	(75)	(78)	(85)	(62)	(138)
EBIT	571	308	274	555	608	651	643	928	875
Margin%	*47.9%*	*49.0%*	*48.2%*	*51.1%*	*50.5%*	*54.1%*	*54.7%*	*54.7%*	*50.4%*
Less: Taxes Paid	(217)	(123)	(110)	(228)	(262)	(221)	(219)	(316)	(297)
Tax Rate	*38.0%*	*40.0%*	*40.0%*	*41.0%*	*43.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	354	185	164	328	347	430	425	613	577
Plus: Depreciation & Amortization	60	31	34	73	75	78	85	62	138
Less: Net Change in Working Capital	0	8	92	(12)	24	16	(4)	(3)	(5)
Less: Capital Expenditures	(431)	(23)	(75)	(69)	(55)	(42)	(82)	(93)	(207)
Free Cash Flow	**(17)**	**201**	**216**	**320**	**391**	**482**	**424**	**579**	**503**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-23.4%*	*22.3%*	*23.2%*	*-12.0%*	*-0.4%*	*-13.1%*

WACC	**DCF**		**Terminal Value**				**Enterprise Value**				**EV Adjustments[(1)]**			**Equity Value**		
			Perpetuity Growth				Perpetuity Growth							Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%		Net Debt	1,328		2.1%	2.2%	2.3%
7.0%	$3,053		$5,596	$5,713	$5,835		$8,649	$8,766	$8,888		Cash	(160)		$6,964	$7,080	$7,202
7.5%	2,993		$4,868	$4,960	$5,056		7,862	7,954	8,049		Total Debt	1,489		6,176	6,268	6,363
8.0%	2,935	+	$4,273	$4,347	$4,423	=	7,208	7,282	7,358	-	Other Adjustments	357	=	5,522	5,596	5,672
8.5%	2,878		$3,778	$3,838	$3,900		6,657	6,717	6,779		**Total Equity Bridge**	**1,686**		4,971	5,031	5,093
9.0%	2,824		$3,362	$3,411	$3,462		6,186	6,235	6,286					4,500	4,549	4,600

WACC	**Implied TV / Normalized EBITDA**			**Implied EV / 16E EBITDA**		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
7.0%	11.8x	12.1x	12.3x	13.4x	13.5x	13.7x
7.5%	10.7x	10.9x	11.1x	12.1x	12.3x	12.4x
8.0%	9.8x	10.0x	10.2x	11.1x	11.3x	11.4x
8.5%	9.0x	9.2x	9.3x	10.3x	10.4x	10.5x
9.0%	8.4x	8.5x	8.6x	9.6x	9.6x	9.7x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) *EV Adjustments as of June 30, 2016.*

34

enersis

DCF Valuation per Subsidiary

Codensa – Colombia Dx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$1,354	$644	$610	$1,304	$1,387	$1,459	$1,494	$1,526
Growth %	*n.a.*	*n.a.*	*n.a.*	*4.0%*	*6.3%*	*5.2%*	*2.4%*	*2.2%*
EBITDA	**452**	**215**	**214**	**434**	**460**	**510**	**533**	**545**
Margin%	*33.4%*	*33.4%*	*35.1%*	*33.3%*	*33.2%*	*34.9%*	*35.7%*	*35.7%*
Less: D&A	(91)	(41)	(39)	(82)	(86)	(92)	(83)	(83)
EBIT	360	174	175	353	374	418	450	462
Margin%	*26.6%*	*27.0%*	*28.7%*	*27.0%*	*27.0%*	*28.6%*	*30.1%*	*30.3%*
Less: Taxes Paid	(137)	(70)	(70)	(145)	(161)	(142)	(153)	(157)
Tax Rate	*38.0%*	*40.0%*	*40.0%*	*41.0%*	*43.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	223	105	105	208	213	276	297	305
Plus: Depreciation & Amortization	91	41	39	82	86	92	83	83
Less: Net Change in Working Capital	0	(34)	21	10	4	(1)	11	(1)
Less: Capital Expenditures	(167)	(94)	(107)	(187)	(207)	(225)	(184)	(173)
Free Cash Flow	**148**	**17**	**58**	**113**	**97**	**142**	**207**	**214**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*51.2%*	*-14.3%*	*45.9%*	*46.1%*	*3.4%*

WACC	DCF	+	Terminal Value – Perpetuity Growth 2.1%	2.2%	2.3%	=	Enterprise Value – Perpetuity Growth 2.1%	2.2%	2.3%
6.7%	$525		$3,345	$3,419	$3,496		$3,870	$3,944	$4,021
7.2%	519		$2,949	$3,008	$3,069		3,468	3,526	3,587
7.7%	513	+	$2,625	$2,673	$2,722	=	3,138	3,185	3,235
8.2%	507		$2,356	$2,395	$2,435		2,863	2,902	2,942
8.7%	502		$2,128	$2,161	$2,194		2,630	2,662	2,696

EV Adjustments[1]	
Net Debt	$389
Cash	(88)
Total Debt	477
- Other Adjustments	182
Total Equity Bridge	**$571**

Equity Value – Perpetuity Growth (=)	2.1%	2.2%	2.3%
6.7%	$3,298	$3,372	$3,450
7.2%	2,896	2,955	3,016
7.7%	2,566	2,614	2,663
8.2%	2,291	2,330	2,371
8.7%	2,058	2,091	2,124

WACC	Implied TV / Normalized EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%
6.7%	8.7x	8.9x	9.1x	9.0x	9.2x	9.4x
7.2%	7.8x	8.0x	8.2x	8.1x	8.2x	8.4x
7.7%	7.1x	7.3x	7.4x	7.3x	7.4x	7.5x
8.2%	6.6x	6.7x	6.8x	6.7x	6.8x	6.9x
8.7%	6.1x	6.2x	6.3x	6.1x	6.2x	6.3x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

35

enersis

DCF Valuation per Subsidiary

Edegel – Peru Gx

Figures in US$mm

	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$525	$274	$269	$600	$616	$637	$659	$673
Growth %	*n.a.*	*n.a.*	*n.a.*	*10.6%*	*2.5%*	*3.4%*	*3.5%*	*2.2%*
EBITDA	**251**	**124**	**123**	**271**	**277**	**297**	**310**	**317**
Margin%	*47.8%*	*45.3%*	*45.5%*	*45.1%*	*45.0%*	*46.7%*	*47.1%*	*47.1%*
Less: D&A	(73)	(29)	(28)	(54)	(58)	(60)	(62)	(78)
EBIT	178	95	94	217	219	238	249	239
Margin%	*33.9%*	*34.6%*	*35.0%*	*36.1%*	*35.6%*	*37.3%*	*37.8%*	*35.4%*
Less: Taxes Paid	(53)	(28)	(28)	(65)	(66)	(71)	(75)	(72)
Tax Rate	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*
Tax-effected EBIT	125	66	66	152	153	166	174	167
Plus: Depreciation & Amortization	73	29	28	54	58	60	62	78
Less: Net Change in Working Capital	0	9	19	(32)	(8)	(13)	(4)	(1)
Less: Capital Expenditures	(40)	(20)	(29)	(43)	(55)	(50)	(52)	(113)
Free Cash Flow	**157**	**85**	**84**	**130**	**148**	**163**	**180**	**132**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-23.3%*	*14.2%*	*10.1%*	*10.4%*	*-27.1%*

WACC	DCF		Terminal Value				Enterprise Value		
			Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
6.9%	$607		$1,965	$2,007	$2,051		$2,572	$2,614	$2,657
7.4%	600		$1,739	$1,772	$1,807		2,339	2,372	2,407
7.9%	594	+	$1,552	$1,579	$1,608	=	2,146	2,174	2,202
8.4%	588		$1,396	$1,419	$1,442		1,984	2,007	2,030
8.9%	582		$1,264	$1,283	$1,302		1,846	1,865	1,885

EV Adjustments[1]	
Net Debt	$119
Cash	(18)
Total Debt	137
Other Adjustments	37
Total Equity Bridge	**$156**

Equity Value		
Perpetuity Growth		
2.1%	2.2%	2.3%
$2,416	$2,458	$2,502
2,183	2,217	2,251
1,991	2,018	2,046
1,829	1,851	1,874
1,690	1,709	1,729

(Enterprise Value − EV Adjustments = Equity Value)

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
6.9%	8.8x	9.0x	9.2x	10.4x	10.6x	10.8x
7.4%	8.0x	8.2x	8.3x	9.5x	9.6x	9.8x
7.9%	7.3x	7.4x	7.6x	8.7x	8.8x	8.9x
8.4%	6.7x	6.8x	7.0x	8.0x	8.1x	8.2x
8.9%	6.2x	6.3x	6.4x	7.5x	7.6x	7.6x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

36

Bank of America Merrill Lynch
enersis

DCF Valuation per Subsidiary

Piura – Peru Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$89	$49	$53	$99	$110	$114	$104	$107
Growth %	*n.a.*	*n.a.*	*n.a.*	*-3.1%*	*11.3%*	*3.2%*	*-8.2%*	*2.2%*
EBITDA	**36**	**21**	**24**	**49**	**51**	**53**	**43**	**44**
Margin%	*40.1%*	*42.4%*	*44.7%*	*49.5%*	*46.5%*	*46.3%*	*41.2%*	*41.2%*
Less: D&A	(8)	(4)	(4)	(8)	(10)	(11)	(12)	(16)
EBIT	27	17	20	41	41	42	31	28
Margin%	*30.6%*	*34.1%*	*37.1%*	*41.2%*	*37.0%*	*36.6%*	*30.1%*	*26.2%*
Less: Taxes Paid	(8)	(5)	(6)	(12)	(12)	(12)	(9)	(8)
Tax Rate	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*
Tax-effected EBIT	19	12	14	29	28	29	22	20
Plus: Depreciation & Amortization	8	4	4	8	10	11	12	16
Less: Net Change in Working Capital	0	12	(9)	(1)	(2)	0	(2)	(0)
Less: Capital Expenditures	(8)	(25)	(40)	(11)	(10)	(9)	(12)	(21)
Free Cash Flow	**20**	**3**	**(31)**	**24**	**27**	**31**	**20**	**14**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-187.4%*	*11.9%*	*13.9%*	*-36.7%*	*-26.5%*

WACC	DCF	+	Terminal Value – Perpetuity Growth 2.1%	2.2%	2.3%	=	Enterprise Value – Perpetuity Growth 2.1%	2.2%	2.3%
6.9%	$57		$217	$221	$226		$273	$278	$283
7.4%	56		$192	$195	$199		248	251	255
7.9%	55	+	$171	$174	$177	=	226	229	232
8.4%	54		$154	$156	$159		208	210	213
8.9%	53		$139	$141	$143		193	195	197

EV Adjustments[(1)]	
Net Debt	$38
Cash	(48)
Total Debt	86
Other Adjustments	5
Total Equity Bridge	**$43**

Equity Value – Perpetuity Growth 2.1%	2.2%	2.3%
$230	$235	$240
204	208	212
183	186	189
165	167	170
150	152	154

WACC	Implied TV / Normalized EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%
6.9%	7.0x	7.2x	7.3x	6.1x	6.2x	6.4x
7.4%	6.4x	6.5x	6.6x	5.6x	5.6x	5.7x
7.9%	5.8x	5.9x	6.0x	5.1x	5.1x	5.2x
8.4%	5.3x	5.4x	5.5x	4.7x	4.7x	4.8x
8.9%	5.0x	5.0x	5.1x	4.3x	4.4x	4.4x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

37

enersis

DCF Valuation per Subsidiary

Edelnor – Peru Dx

Figures in US$mm

	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$858	$449	$436	$741	$864	$1,021	$1,095	$1,119
Growth %	*n.a.*	*n.a.*	*n.a.*	*-16.3%*	*16.7%*	*18.2%*	*7.2%*	*2.2%*
EBITDA	**212**	**112**	**95**	**214**	**237**	**254**	**268**	**274**
Margin%	*24.7%*	*25.0%*	*21.8%*	*28.8%*	*27.4%*	*24.9%*	*24.5%*	*24.5%*
Less: D&A	(47)	(24)	(22)	(46)	(48)	(51)	(54)	(54)
EBIT	165	88	73	168	189	204	214	220
Margin%	*19.3%*	*19.6%*	*16.8%*	*22.7%*	*21.9%*	*19.9%*	*19.6%*	*19.7%*
Less: Taxes Paid	(50)	(26)	(22)	(50)	(57)	(61)	(64)	(66)
Tax Rate	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*
Tax-effected EBIT	116	62	51	118	132	142	150	154
Plus: Depreciation & Amortization	47	24	22	46	48	51	54	54
Less: Net Change in Working Capital	0	4	(7)	(5)	1	(6)	(0)	(0)
Less: Capital Expenditures	(150)	(57)	(71)	(85)	(93)	(88)	(85)	(89)
Free Cash Flow	**12**	**33**	**(5)**	**73**	**88**	**100**	**119**	**119**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*167.5%*	*19.7%*	*13.5%*	*19.3%*	*0.4%*

WACC	DCF	+	Terminal Value (Perpetuity Growth 2.1%)	2.2%	2.3%	=	Enterprise Value (Perpetuity Growth 2.1%)	2.2%	2.3%	-	EV Adjustments[(1)]	=	Equity Value (Perpetuity Growth 2.1%)	2.2%	2.3%
6.6%	$315		$1,925	$1,969	$2,015		$2,240	$2,284	$2,330				$1,833	$1,877	$1,923
7.1%	311		$1,692	$1,727	$1,763		2,004	2,038	2,074				1,597	1,631	1,667
7.6%	307		$1,503	$1,531	$1,560		1,811	1,838	1,867		$407		1,403	1,431	1,460
8.1%	304		$1,346	$1,369	$1,393		1,650	1,673	1,696				1,243	1,266	1,289
8.6%	300		$1,214	$1,233	$1,253		1,514	1,533	1,553				1,107	1,126	1,146

EV Adjustments[(1)]

Net Debt	$380
Cash	(37)
Total Debt	417
Other Adjustments	27
Total Equity Bridge	**$407**

WACC	Implied TV / Normalized EBITDA (Perpetuity Growth 2.1%)	2.2%	2.3%	Implied EV / 16E EBITDA (Perpetuity Growth 2.1%)	2.2%	2.3%
6.6%	9.9x	10.1x	10.4x	10.8x	11.0x	11.2x
7.1%	8.9x	9.1x	9.3x	9.7x	9.8x	10.0x
7.6%	8.1x	8.2x	8.4x	8.7x	8.9x	9.0x
8.1%	7.4x	7.5x	7.7x	8.0x	8.1x	8.2x
8.6%	6.8x	6.9x	7.1x	7.3x	7.4x	7.5x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

38

Bank of America Merrill Lynch
enersis

DCF Valuation per Subsidiary

Fortaleza – Brazil Gx

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020E2021E2024E2031E

Net Revenues     $243$104$124$225$231$243$249$230$80$110

Growth %     n.a.n.a.n.a.-0.9%2.3%5.5%2.3%-7.4%-66.7%5.0%

EBITDA     6240366790100102801623

Margin%     25.5%39.0%29.2%29.9%38.9%41.2%40.8%34.7%20.4%20.7%

Less: D&A     (9)(4)(3)(7)(7)(8)(9)(8)(10)(7)

EBIT     5337336182929372615

Margin%     21.9%35.3%26.7%26.9%35.7%37.8%37.3%31.1%7.6%14.1%

Less: Taxes Paid     (18)(12)(11)(21)(28)(31)(32)(24)(2)(5)

Tax Rate     34.0%34.0%34.0%34.0%34.0%34.0%34.0%33.2%34.0%34.0%

Tax-effected EBIT     3524224054616148410

Plus: Depreciation & Amortization    9 4377898107

Less: Net Change in Working Capital    0 23241024(0)

Less: Capital Expenditures     (25)(5)(10)(17)(18)(10)(11)(13)(6)(6)

Free Cash Flow     19251832476059451212

FCF Growth %     n.a.n.a.n.a.-25.1%46.6%27.8%-2.8%-22.6%-72.9%-0.3%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt($39)2.1%2.2%2.3%

9.8%    $279 $0$0$0$279$279$279Cash(39)$278$278$278

10.3%    273 $0$0$0273273273Total Debt0273273273

10.8%    268 + $0$0$0 =268268268 -Other Adjustments40=267267267

11.3%    263 $0$0$0263263263Total Equity Bridge$1262262262

11.8%    258 $0$0$0258258258257257257

WACC     Implied TV / Normalized EBITDAImplied EV / 16E EBITDA

    Perpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%

9.8%     n.a.n.a.n.a.3.6x3.6x3.6x

10.3%     n.a.n.a.n.a.3.6x3.6x3.6x

10.8%     n.a.n.a.n.a.3.5x3.5x3.5x

11.3%     n.a.n.a.n.a.3.4x3.4x3.4x

11.8%     n.a.n.a.n.a.3.4x3.4x3.4x

Source: Company Projections.

39 Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

DCF Valuation per Subsidiary

Cachoeira – Brazil Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,							
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2023E	2025E	2027E
Net Revenues	$140	$116	$130	$210	$214	$186	$175	$187	$195	$204
Growth %	*n.a.*	*n.a.*	*n.a.*	*-14.6%*	*1.8%*	*-13.0%*	*-6.0%*	*2.2%*	*2.2%*	*2.2%*
EBITDA	**102**	**61**	**45**	**87**	**98**	**83**	**68**	**73**	**76**	**80**
Margin%	*73.1%*	*52.8%*	*34.9%*	*41.3%*	*46.0%*	*44.4%*	*39.1%*	*39.1%*	*39.1%*	*39.1%*
Less: D&A	(8)	(3)	(4)	(7)	(8)	(8)	(8)	(9)	(9)	(10)
EBIT	95	58	41	79	91	74	60	64	67	70
Margin%	*67.7%*	*49.9%*	*31.9%*	*37.8%*	*42.4%*	*40.0%*	*34.3%*	*34.3%*	*34.3%*	*34.3%*
Less: Taxes Paid	(32)	(20)	(14)	(27)	(31)	(25)	(20)	(22)	(23)	(24)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	63	38	27	52	60	49	40	42	44	46
Plus: Depreciation & Amortization	8	3	4	7	8	8	8	9	9	10
Less: Net Change in Working Capital	0	6	8	(0)	2	3	4	4	4	4
Less: Capital Expenditures	(7)	(3)	(3)	(4)	(6)	(7)	(8)	(9)	(9)	(10)
Plus: End of Concession Payment (2)										133
Free Cash Flow	**63**	**45**	**37**	**55**	**64**	**54**	**43**	**46**	**48**	**183**
FCF Growth %	*n.a.*	*n.a.*		*-31.8%*	*14.9%*	*-15.9%*	*-19.2%*	*2.2%*	*2.2%*	*271.0%*

WACC	DCF		Terminal Value (Perpetuity Growth)				Enterprise Value (Perpetuity Growth)		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
9.8%	$415		$0	$0	$0		$415	$415	$415
10.3%	406		$0	$0	$0		406	406	406
10.8%	397	+	$0	$0	$0	=	397	397	397
11.3%	388		$0	$0	$0		388	388	388
11.8%	379		$0	$0	$0		379	379	379

EV Adjustments (1)

Net Debt	($44)
Cash	(44)
Total Debt	0
Other Adjustments	9
Total Equity Bridge	**($35)**

Equity Value

Perpetuity Growth		
2.1%	2.2%	2.3%
$451	$451	$451
441	441	441
432	432	432
423	423	423
414	414	414

WACC	Implied TV / Normalized EBITDA (Perpetuity Growth)			Implied EV / 16E EBITDA (Perpetuity Growth)		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
9.8%	n.a.	n.a.	n.a.	3.9x	3.9x	3.9x
10.3%	n.a.	n.a.	n.a.	3.8x	3.8x	3.8x
10.8%	n.a.	n.a.	n.a.	3.7x	3.7x	3.7x
11.3%	n.a.	n.a.	n.a.	3.6x	3.6x	3.6x
11.8%	n.a.	n.a.	n.a.	3.6x	3.6x	3.6x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.
(2) End of Concession Payment calculated as 2020E Shareholder's Equity adjusted through 2027 by the perpetuity growth rate assumption (US long-term inflation). Assumed as tax-free.

40

enersis

DCF Valuation per Subsidiary

Coelce – Brazil Dx

Bank of America Merrill Lynch

Figures in US$mm

	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$1,239	$511	$549	$1,102	$1,172	$1,214	$1,323	$1,352
Growth %	*n.a.*	*n.a.*	*n.a.*	*3.9%*	*6.3%*	*3.6%*	*8.9%*	*2.2%*
EBITDA	**204**	**112**	**106**	**227**	**239**	**231**	**260**	**248**
Margin%	*16.4%*	*22.0%*	*19.2%*	*20.6%*	*20.4%*	*19.0%*	*19.7%*	*18.3%*
Less: D&A	(54)	(31)	(24)	(64)	(66)	(70)	(73)	(73)
EBIT	149	81	82	163	173	161	187	175
Margin%	*12.1%*	*15.9%*	*14.9%*	*14.8%*	*14.8%*	*13.2%*	*14.1%*	*12.9%*
Less: Taxes Paid	(51)	(28)	(28)	(56)	(59)	(55)	(63)	(59)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	99	54	54	108	114	106	123	115
Plus: Depreciation & Amortization	54	31	24	64	66	70	73	73
Less: Net Change in Working Capital	0	35	(26)	(3)	(4)	(0)	(6)	(5)
Less: Capital Expenditures	(150)	(65)	(94)	(91)	(112)	(113)	(118)	(109)
Free Cash Flow	**3**	**55**	**(43)**	**78**	**64**	**63**	**73**	**74**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*560.6%*	*-17.8%*	*-1.3%*	*15.1%*	*2.4%*

WACC	DCF	+	Terminal Value			=	Enterprise Value		
			Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
8.4%	$186		$786	$799	$812		$972	$985	$998
8.9%	184		$712	$723	$734		896	906	917
9.4%	181	+	$648	$657	$667	=	830	839	848
9.9%	179		$593	$601	$609		772	780	788
10.4%	177		$545	$552	$558		722	728	735

EV Adjustments[1]	
Net Debt	$163
Cash	(223)
Total Debt	387
- Other Adjustments	160
Total Equity Bridge	**$323**

WACC	Equity Value		
	Perpetuity Growth		
	2.1%	2.2%	2.3%
8.4%	$650	$662	$675
8.9%	573	583	594
9.4%	507	516	525
9.9%	449	457	465
10.4%	399	405	412

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
8.4%	4.9x	4.9x	5.0x	4.5x	4.5x	4.6x
8.9%	4.5x	4.6x	4.6x	4.1x	4.2x	4.2x
9.4%	4.2x	4.2x	4.3x	3.8x	3.8x	3.9x
9.9%	3.9x	4.0x	4.0x	3.5x	3.6x	3.6x
10.4%	3.7x	3.7x	3.8x	3.3x	3.3x	3.4x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

41

enersis

DCF Valuation per Subsidiary

Ampla – Brazil Dx

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$1,570	$554	$662	$1,320	$1,445	$1,789	$1,930	$1,972
Growth %	*n.a.*	*n.a.*	*n.a.*	*8.5%*	*9.5%*	*23.8%*	*7.9%*	*2.2%*
EBITDA	**138**	**65**	**98**	**214**	**268**	**391**	**441**	**380**
Margin%	*8.8%*	*11.7%*	*14.9%*	*16.2%*	*18.5%*	*21.8%*	*22.8%*	*19.3%*
Less: D&A	(103)	(52)	(33)	(68)	(71)	(77)	(80)	(80)
EBIT	35	12	65	146	196	314	360	300
Margin%	*2.2%*	*2.3%*	*9.9%*	*11.1%*	*13.6%*	*17.5%*	*18.7%*	*15.2%*
Less: Taxes Paid	(12)	(4)	(22)	(50)	(67)	(107)	(122)	(102)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	23	8	43	96	130	207	238	198
Plus: Depreciation & Amortization	103	52	33	68	71	77	80	80
Less: Net Change in Working Capital	0	26	(55)	0	4	(8)	(1)	(7)
Less: Capital Expenditures	(286)	(123)	(126)	(273)	(152)	(187)	(172)	(143)
Free Cash Flow	**(160)**	**(36)**	**(105)**	**(108)**	**53**	**89**	**145**	**129**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-23.3%*	*-148.5%*	*68.9%*	*63.9%*	*-11.5%*

WACC	DCF	+	Terminal Value – Perpetuity Growth 2.1%	2.2%	2.3%	=	Enterprise Value – Perpetuity Growth 2.1%	2.2%	2.3%
8.4%	$17		$1,363	$1,384	$1,407		$1,379	$1,401	$1,424
8.9%	14		$1,234	$1,252	$1,271		1,248	1,266	1,285
9.4%	11	+	$1,123	$1,139	$1,155	=	1,135	1,150	1,166
9.9%	9		$1,028	$1,041	$1,055		1,036	1,050	1,063
10.4%	6		$944	$956	$967		950	962	974

EV Adjustments[1]	
Net Debt	$632
Cash	(307)
Total Debt	939
Other Adjustments	403
Total Equity Bridge	**$1,035**

WACC	Equity Value – Perpetuity Growth 2.1%	2.2%	2.3%
8.4%	$344	$366	$389
8.9%	213	231	250
9.4%	99	115	131
9.9%	1	15	28
10.4%	n.a.	n.a.	n.a.

WACC	Implied TV / Normalized EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%
8.4%	5.5x	5.6x	5.7x	8.5x	8.6x	8.7x
8.9%	5.1x	5.2x	5.2x	7.7x	7.8x	7.9x
9.4%	4.7x	4.8x	4.9x	7.0x	7.1x	7.2x
9.9%	4.4x	4.5x	4.5x	6.4x	6.4x	6.5x
10.4%	4.2x	4.2x	4.3x	5.8x	5.9x	6.0x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) *EV Adjustments as of June 30, 2016.*

42
enersis

DCF Valuation per Subsidiary

CIEN – Brazil Tx

Figures in US$mm

	Audited Historical Figures		Projections - Fiscal Year Ending December 31,						
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2021E	2022E
Net Revenues	$85	$34	$38	$76	$80	$78	$62	$53	$32
Growth %	*n.a.*	*n.a.*	*n.a.*	*6.0%*	*5.1%*	*-3.1%*	*-21.0%*	*-13.6%*	*-40.4%*
EBITDA	**69**	**30**	**30**	**64**	**67**	**64**	**46**	**40**	**24**
Margin%	*81.3%*	*85.8%*	*80.7%*	*84.2%*	*84.0%*	*82.1%*	*74.2%*	*74.6%*	*74.6%*
Less: D&A	(17)	(7)	(8)	(17)	(19)	(20)	(22)	(23)	(23)
EBIT	52	22	22	48	49	43	24	17	1
Margin%	*61.8%*	*64.4%*	*58.3%*	*62.4%*	*60.9%*	*55.9%*	*38.3%*	*32.2%*	*1.9%*
Less: Taxes Paid	(18)	(8)	(7)	(16)	(17)	(15)	(8)	(6)	(0)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	35	15	14	31	32	29	16	11	0
Plus: Depreciation & Amortization	17	7	8	17	19	20	22	23	23
Less: Net Change in Working Capital	0	0	(6)	(1)	(1)	1	3	(1)	(1)
Less: Capital Expenditures	(2)	(1)	(2)	(2)	(3)	(2)	(1)	(1)	(1)
Plus: End of Concession Payment[2]							83		76
Free Cash Flow	**49**	**22**	**15**	**44**	**48**	**47**	**122**	**31**	**97**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*20.3%*	*6.8%*	*-0.1%*	*157.4%*	*-74.4%*	*210.5%*

WACC	DCF		Terminal Value				Enterprise Value				Equity Value		
			Perpetuity Growth				Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
8.4%	$303		$0	$0	$0		$303	$303	$303		$287	$287	$287
8.9%	298		$0	$0	$0		298	298	298		282	282	282
9.4%	293	+	$0	$0	$0	=	293	293	293	- EV Adjustments =	278	278	278
9.9%	289		$0	$0	$0		289	289	289		273	273	273
10.4%	284		$0	$0	$0		284	284	284		269	269	269

EV Adjustments[1]	
Net Debt	$44
Cash	(42)
Total Debt	87
Other Adjustments	(29)
Total Equity Bridge	**$15**

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
8.4%	n.a.	n.a.	n.a.	5.0x	5.0x	5.0x
8.9%	n.a.	n.a.	n.a.	5.0x	5.0x	5.0x
9.4%	n.a.	n.a.	n.a.	4.9x	4.9x	4.9x
9.9%	n.a.	n.a.	n.a.	4.8x	4.8x	4.8x
10.4%	n.a.	n.a.	n.a.	4.7x	4.7x	4.7x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

43

Bank of America Merrill Lynch

enersis

DCF Valuation per Subsidiary

Pratil – Brazil Other

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020ENormalized

Net Revenues     $9$4$18$46$70$127$145$148

Growth %     n.a.n.a.n.a.110.2%52.1%82.0%13.9%2.2%

EBITDA     (1)(1)31121435051

Margin%     -11.0%-19.1%14.9%23.3%29.7%33.9%34.3%34.3%

Less: D&A     (0)(0)(0)(0)(1)(1)(1)(1)

EBIT     (1)(1)31020424950

Margin%     -14.0%-22.8%14.5%22.3%28.8%33.2%33.5%33.5%

Less: Taxes Paid     00(1)(3)(7)(14)(17)(17)

Tax Rate     34.0%34.0%34.0%34.0%34.0%34.0%34.0%34.0%

Tax-effected EBIT     (1)(1)2713283233

Plus: Depreciation & Amortization    0 0001111

Less: Net Change in Working Capital    0 3(4)(2)(2)(6)(2)(1)

Less: Capital Expenditures    (1) (1)(7)(8)(7)(9)(11)(9)

Free Cash Flow     (1)1(9)(3)4152125

FCF Growth %     n.a.n.a.n.a.-61.5%-235.6%259.6%41.2%19.3%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt$22.1%2.2%2.3%

8.4%    $19 $260$264$269$279$283$287Cash(1)$276$281$285

8.9%    18 $236$239$243254257261Total Debt3251255259

9.4%    18 + $215$217$221 =232235238 -Other Adjustments(0) =230233236

9.9%    17 $196$199$201213216219Total Equity Bridge$2211214216

10.4%    17 $180$182$185197199202195197199

WACC     Implied TV / Normalized EBITDAImplied EV / 16E EBITDA

    Perpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%

8.4%     7.8x8.0x8.1xn.m.n.m.n.m.

8.9%     7.2x7.4x7.5xn.m.n.m.n.m.

9.4%     6.7x6.9x7.0xn.m.n.m.n.m.

9.9%     6.3x6.4x6.5xn.m.n.m.n.m.

10.4%     5.9x6.0x6.1xn.m.n.m.n.m.

Source: Company Projections.

44 Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

DCF Valuation per Subsidiary

Chocon – Argentina Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,							
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2021E	2022E	2023E
Net Revenues	$61	$24	$31	$67	$115	$153	$144	$147	$150	$153
Growth %	*n.a.*	*n.a.*	*n.a.*	*21.5%*	*70.7%*	*33.1%*	*-5.9%*	*2.2%*	*2.2%*	*2.2%*
EBITDA	**43**	**16**	**17**	**40**	**52**	**72**	**64**	**64**	**63**	**61**
Margin%	*70.9%*	*68.4%*	*54.2%*	*59.4%*	*45.7%*	*47.4%*	*44.6%*	*43.4%*	*41.8%*	*40.0%*
Less: D&A	(3)	(1)	(2)	(4)	(4)	(4)	(4)	(5)	(5)	(6)
EBIT	41	15	15	36	48	68	60	59	57	55
Margin%	*66.4%*	*62.3%*	*47.2%*	*53.0%*	*41.9%*	*44.4%*	*41.7%*	*40.1%*	*38.1%*	*35.9%*
Less: Taxes Paid	(14)	(5)	(5)	(12)	(17)	(24)	(21)	(21)	(20)	(19)
Tax Rate	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*
Tax-effected EBIT	26	10	10	23	31	44	39	38	37	36
Plus: Depreciation & Amortization	3	1	2	4	4	4	4	5	5	6
Less: Net Change in Working Capital	0	8	(62)	(4)	0	(1)	(4)	0	0	0
Less: Capital Expenditures	(20)	(1)	(6)	(5)	(2)	(2)	(2)	(2)	(2)	(3)
Plus: FONINVEMEM Payments[2]	0	5	9	43	42	40	27	23	23	22
Free Cash Flow	**9**	**24**	**(48)**	**61**	**76**	**86**	**64**	**64**	**63**	**62**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-356.6%*	*23.0%*	*14.1%*	*-25.3%*	*0.2%*	*-2.0%*	*-2.4%*

WACC	DCF		Terminal Value (Perpetuity Growth) 2.1%	2.2%	2.3%		Enterprise Value (Perpetuity Growth) 2.1%	2.2%	2.3%
11.6%	$294	+	$0	$0	$0	=	$294	$294	$294
12.1%	289	+	$0	$0	$0	=	289	289	289
12.6%	283	+	$0	$0	$0	=	283	283	283
13.1%	277	+	$0	$0	$0	=	277	277	277
13.6%	272	+	$0	$0	$0	=	272	272	272

EV Adjustments[1]	
Net Debt	($325)
Cash	(350)
Total Debt	25
Other Adjustments	64
Total Equity Bridge	**($260)**

WACC	Equity Value (Perpetuity Growth) 2.1%	2.2%	2.3%
11.6%	$555	$555	$555
12.1%	549	549	549
12.6%	543	543	543
13.1%	538	538	538
13.6%	533	533	533

WACC	Implied TV / Normalized EBITDA (Perpetuity Growth) 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA (Perpetuity Growth) 2.1%	2.2%	2.3%
11.6%	n.a.	n.a.	n.a.	8.8x	8.8x	8.8x
12.1%	n.a.	n.a.	n.a.	8.7x	8.7x	8.7x
12.6%	n.a.	n.a.	n.a.	8.5x	8.5x	8.5x
13.1%	n.a.	n.a.	n.a.	8.3x	8.3x	8.3x
13.6%	n.a.	n.a.	n.a.	8.2x	8.2x	8.2x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.
(2) FONINVEMEM Payments projected through 2026E.

45

enersis

DCF Valuation per Subsidiary

Costanera – Argentina Gx

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020E2021E2022E2023E

Net Revenues     $154$66$76$131$207$252$233$238$244$249

Growth %     n.a.n.a.n.a.-7.5%58.5%21.5%-7.4%2.2%2.2%2.2%

EBITDA     642838509511289919395

Margin%     41.3%42.7%50.8%37.9%45.9%44.4%38.2%38.2%38.2%38.2%

Less: D&A     (32)(13)(13)(33)(33)(35)(33)(33)(34)(35)

EBIT     31152517637756585961

Margin%     20.2%23.3%33.5%13.0%30.2%30.4%24.0%24.3%24.3%24.3%

Less: Taxes Paid     (11)(5)(9)(6)(22)(27)(20)(20)(21)(21)

Tax Rate     35.0%35.0%35.0%35.0%35.0%35.0%35.0%35.0%35.0%35.0%

Tax-effected EBIT     20101611415036383939

Plus: Depreciation & Amortization    32 131333333533333435

Less: Net Change in Working Capital    0 23570(12)(43)(28)(28)(29)(29)

Less: Capital Expenditures    (84) (36)(30)(48)(56)(20)(38)(40)(41)(42)

Plus: FONINVEMEM Payments (2)    0 026653332

Free Cash Flow     (31)967111277555

FCF Growth %     n.a.n.a.n.a.364.2%-84.9%149.8%-75.3%-29.7%-0.6%-0.6%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt$232.1%2.2%2.3%

11.6%    $112 $0$0$0$112$112$112Cash(33)$79$79$79

12.1%    111 $0$0$0111111111Total Debt56787878

12.6%    110 + $0$0$0 =110110110- Other Adjustments10 =787878

13.1%    109 $0$0$0109109109Total Equity Bridge$33777777

13.6%    108 $0$0$0108108108767676

WACC     Implied TV / Normalized EBITDAImplied EV / 16E EBITDA

    Perpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%

11.6%     n.a.n.a.n.a.1.7x1.7x1.7x

12.1%     n.a.n.a.n.a.1.7x1.7x1.7x

12.6%     n.a.n.a.n.a.1.7x1.7x1.7x

13.1%     n.a.n.a.n.a.1.6x1.6x1.6x

13.6%     n.a.n.a.n.a.1.6x1.6x1.6x

Source: Company Projections.

Valuation Date: June 30, 2016.

46 (1)    EV Adjustments as of June 30, 2016.

(2)    FONINVEMEM Payments projected through 2026E.

DCF Valuation per Subsidiary

Docksud – Argentina Gx

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020E2021E2022E2023E

Net Revenues     n.a.$81$69$74$88$95$90$92$94$96

Growth %     n.a.n.a.n.a.-50.2%17.9%8.5%-5.1%2.2%2.2%2.2%

EBITDA     n.a.151745323733343435

Margin%     n.a.18.7%25.0%60.3%36.6%39.0%36.5%36.5%36.5%36.5%

Less: D&A     n.a.(9)(8)(16)(21)(26)(23)(23)(24)(24)

EBIT     n.a.6929111110101111

Margin%     n.a.7.9%13.3%39.2%13.0%12.1%10.8%11.4%11.4%11.4%

Less: Taxes Paid     n.a.(2)(3)(10)(4)(4)(3)(4)(4)(4)

Tax Rate     n.a.35.0%35.0%35.0%35.0%35.0%35.0%35.0%35.0%35.0%

Tax-effected EBIT     n.a.4619776777

Plus: Depreciation & Amortization    n.a. 9816212623232424

Less: Net Change in Working Capital    n.a. 121217(11)(0)6000

Less: Capital Expenditures    n.a. (3)(11)(18)(42)(1)(1)(16)(16)(16)

Plus: FONINVEMEM Payments (2)    n.a. 1114141212121212

Free Cash Flow     n.a.231648(12)4446262627

FCF Growth %     n.a.n.a.n.a.24.2%-124.1%-481.4%3.7%-42.8%1.2%1.2%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt($120)2.1%2.2%2.3%

11.6%    $164 $0$0$0$164$164$164Cash(120)$225$225$225

12.1%    161 $0$0$0161161161Total Debt0223223223

12.6%    159 + $0$0$0 =159159159- Other Adjustments59 =220220220

13.1%    156 $0$0$0156156156Total Equity Bridge($62)218218218

13.6%    154 $0$0$0154154154215215215

WACC     Implied TV / Normalized EBITDAImplied EV / 16E EBITDA

    Perpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%

11.6%     n.a.n.a.n.a.5.1x5.1x5.1x

12.1%     n.a.n.a.n.a.5.0x5.0x5.0x

12.6%     n.a.n.a.n.a.4.9x4.9x4.9x

13.1%     n.a.n.a.n.a.4.8x4.8x4.8x

13.6%     n.a.n.a.n.a.4.8x4.8x4.8x

Source: Company Projections.

Valuation Date: June 30, 2016.

47 (1)    EV Adjustments as of June 30, 2016.

(2)    FONINVEMEM Payments projected through 2026E.

DCF Valuation per Subsidiary

Edesur – Argentina Dx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$929	$494	$453	$1,469	$1,801	$2,342	$2,770	$2,831
Growth %	*n.a.*	*n.a.*	*n.a.*	*55.1%*	*22.6%*	*30.0%*	*18.3%*	*2.2%*
EBITDA	**183**	**114**	**47**	**196**	**236**	**261**	**262**	**333**
Margin%	*19.7%*	*23.0%*	*10.4%*	*13.3%*	*13.1%*	*11.2%*	*9.5%*	*11.8%*
Less: D&A	(24)	(11)	(21)	(39)	(44)	(54)	(58)	(58)
EBIT	159	102	26	157	191	207	205	275
Margin%	*17.1%*	*20.7%*	*5.8%*	*10.7%*	*10.6%*	*8.8%*	*7.4%*	*9.7%*
Less: Taxes Paid	(56)	(36)	(9)	(55)	(67)	(73)	(72)	(96)
Tax Rate	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*
Tax-effected EBIT	103	67	17	102	124	135	133	179
Plus: Depreciation & Amortization	24	11	21	39	44	54	58	58
Less: Net Change in Working Capital	0	90	14	48	(35)	(12)	(30)	0
Less: Capital Expenditures	(222)	(68)	(111)	(137)	(130)	(145)	(112)	(143)
Free Cash Flow	**(94)**	**100**	**(59)**	**52**	**3**	**32**	**48**	**94**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*24.7%*	*-93.3%*	*826.4%*	*51.2%*	*93.8%*

WACC	DCF	+	Terminal Value – Perpetuity Growth 2.1%	2.2%	2.3%	=	Enterprise Value – Perpetuity Growth 2.1%	2.2%	2.3%
11.6%	$46		$571	$577	$583		$617	$623	$629
12.1%	45		$530	$536	$541		576	581	586
12.6%	44	+	$494	$499	$504	=	538	543	548
13.1%	43		$461	$465	$470		504	508	513
13.6%	42		$431	$435	$439		474	477	481

EV Adjustments[1]	
Net Debt	($95)
Cash	(95)
Total Debt	0
Other Adjustments	262
Total Equity Bridge	**$168**

Equity Value – Perpetuity Growth 2.1%	2.2%	2.3%
$450	$456	$462
408	413	419
371	375	380
337	341	345
306	310	314

WACC	Implied TV / Normalized EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%
11.6%	3.0x	3.1x	3.1x	3.8x	3.9x	3.9x
12.1%	2.9x	2.9x	2.9x	3.6x	3.6x	3.6x
12.6%	2.7x	2.8x	2.8x	3.3x	3.4x	3.4x
13.1%	2.6x	2.6x	2.7x	3.1x	3.2x	3.2x
13.6%	2.5x	2.5x	2.5x	2.9x	3.0x	3.0x

Source: Company Projections.
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

48

enersis

DCF Valuation per Subsidiary

Enersis Americas Holding

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020ENormalized

Net Revenues     $0$13$0$0$0$0$0$0

Growth %     n.a.n.a.n.a.-100.0%n.a.n.a.n.a.n.a.

EBITDA     (32)(20)(19)(16)(14)(14)(13)(13)

Margin%     n.a.-152.1%n.a.n.a.n.a.n.a.n.a.n.a.

Less: D&A     (1)(0)000000

EBIT     (30)(20)(19)(16)(14)(14)(13)(13)

Margin%     n.a.-153.8%n.a.n.a.n.a.n.a.n.a.n.a.

Less: Taxes Paid     75544434

Tax Rate     n.a.24.0%24.0%25.5%27.0%27.0%27.0%27.0%

Tax-effected EBIT     (23)(15)(15)(12)(11)(10)(9)(10)

Plus: Depreciation & Amortization     10(0)00000

Less: Net Change in Working Capital     00000000

Less: Capital Expenditures     (3)0000000

Free Cash Flow     (24)(15)(15)(12)(11)(10)(9)(10)

FCF Growth %     n.a.n.a.n.a.-59.1%-13.2%-4.7%-5.5%2.2%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt($997)2.1%2.2%2.3%

5.7%    ($51) ($203)($209)($215)($254)($260)($266)Cash(1,284)$877$871$865

6.2%    (51) ($174)($178)($183)(225)(229)(234)Total Debt287906902897

6.7%    (51) + ($152)($155)($158) =(202)(206)(209) -Other Adjustments(135)=929926922

7.2%    (50) ($134)($136)($139)(184)(186)(189)Total Equity Bridge($1,131)948945942

7.7%    (50) ($119)($121)($123)(169)(171)(173)963961958

Source: Company Projections.

49 Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

DCF Valuation per Subsidiary

Endesa Americas Holding

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020ENormalized

Net Revenues     $0$0$0$0$0$0$0$0

Growth %     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

EBITDA     0(4)(7)(2)(2)(2)(1)(1)

Margin%     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

Less: D&A     00000000

EBIT     0(4)(7)(2)(2)(2)(1)(1)

Margin%     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

Less: Taxes Paid     01211000

Tax Rate     n.a.24.0%24.0%25.5%27.0%27.0%27.0%27.0%

Tax-effected EBIT     0(3)(5)(2)(1)(1)(1)(1)

Plus: Depreciation & Amortization    0 0000000

Less: Net Change in Working Capital    0 0000000

Less: Capital Expenditures    0 0000000

Free Cash Flow     0(3)(5)(2)(1)(1)(1)(1)

FCF Growth %     n.a.n.a.n.a.-77.8%-18.6%-16.0%-15.8%2.2%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt($0)2.1%2.2%2.3%

5.7%    ($10) ($23)($23)($24)($33)($34)($34)Cash(0)$45$44$43

6.2%    (10) ($19)($20)($20)(30)(30)(31)Total Debt0484747

6.7%    (10) + ($17)($17)($18) =(27)(27)(28) -Other Adjustments(77)=505050

7.2%    (10) ($15)($15)($16)(25)(25)(26)Total Equity Bridge($77)525252

7.7%    (10) ($13)($14)($14)(23)(23)(24)545454

Source: Company Projections.

50 Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

DCF Valuation per Subsidiary

Chilectra Americas Holding

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020ENormalized

Net Revenues     $0$0$0$0$0$0$0$0

Growth %     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

EBITDA     0(1)(2)(2)(2)(2)(2)(2)

Margin%     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

Less: D&A     00000000

EBIT     0(1)(2)(2)(2)(2)(2)(2)

Margin%     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

Less: Taxes Paid     00100111

Tax Rate     n.a.24.0%24.0%25.5%27.0%27.0%27.0%27.0%

Tax-effected EBIT     0(1)(2)(1)(1)(1)(1)(1)

Plus: Depreciation & Amortization    0 0000000

Less: Net Change in Working Capital    0 000000(0)

Less: Capital Expenditures    0 0000001

Free Cash Flow     0(1)(2)(1)(1)(1)(1)(1)

FCF Growth %     n.a.n.a.n.a.-49.8%3.9%6.6%6.5%-29.0%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt($30)2.1%2.2%2.3%

5.7%    ($6) ($22)($23)($23)($28)($29)($30)Cash(19)$17$16$16

6.2%    (6) ($19)($19)($20)(25)(26)(26)Total Debt(11)202019

6.7%    (6) + ($16)($17)($17) =(23)(23)(23) -Other Adjustments(16)=232222

7.2%    (6) ($14)($15)($15)(21)(21)(21)Total Equity Bridge($45)252424

7.7%    (6) ($13)($13)($13)(19)(19)(19)262626

Source: Company Projections.

51 Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

DCF Valuation per Subsidiary

Enel Brasil – Brazil HoldCo

Figures in US$mm     Audited Historical FiguresProjections—Fiscal Year Ending December 31,

    2015A1H16A2H16E2017E2018E2019E2020ENormalized

Net Revenues     $0$0$0$0$0$0$0$0

Growth %     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

EBITDA     (33)(18)(20)(34)(35)(37)(38)(39)

Margin%     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

Less: D&A     (0)(0)(0)(0)(0)(0)(0)(0)

EBIT     (33)(18)(20)(34)(35)(37)(39)(40)

Margin%     n.a.n.a.n.a.n.a.n.a.n.a.n.a.n.a.

Less: Taxes Paid     11671212131313

Tax Rate     34.0%34.0%34.0%34.0%34.0%34.0%34.0%34.0%

Tax-effected EBIT     (22)(12)(13)(22)(23)(24)(26)(26)

Plus: Depreciation & Amortization     00000000

Less: Net Change in Working Capital     0000000(1)

Less: Capital Expenditures     (0)(0)(1)(1)(1)(1)(1)(1)

Free Cash Flow     (22)(12)(14)(23)(24)(25)(26)(27)

FCF Growth %     n.a.n.a.n.a.-11.2%3.1%5.1%4.9%3.8%

WACC    DCF Terminal ValueEnterprise ValueEV Adjustments(1)Equity Value

    Perpetuity GrowthPerpetuity GrowthPerpetuity Growth

    2.1%2.2%2.3%2.1%2.2%2.3%Net Debt($502)2.1%2.2%2.3%

8.4%    ($93) ($288)($292)($297)($381)($386)($391)Cash(502)$107$103$98

8.9%    (92) ($261)($264)($268)(353)(357)(361)Total Debt0136132128

9.4%    (92) + ($237)($240)($244) =(329)(332)(335) -Other Adjustments14 =160156153

9.9%    (91) ($217)($220)($223)(308)(311)(313)Total Equity Bridge($489)181178175

10.4%    (90) ($199)($202)($204)(289)(292)(294)199197194

Source: Company Projections.

52 Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

D. WACC Sensitivity Analysis

Bank of America Merrill Lynch

WACC Sensitivity Analysis

Chile - Generation

Weighted Average Cost of Capital	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
AES Gener S.A.	1.050	27.0%	0.676	4,167	3,158
Colbun S.A.	0.765	27.0%	0.637	4,253	1,173
Edegel SAA	0.914	26.0%	0.876	2,462	142
ENGIE Energia Peru S.A.	0.748	26.0%	0.512	1,516	943
Celsia SA ESP	1.029	34.0%	0.854	916	1,233
ISAGEN SA	0.710	34.0%	0.710	3,589	1,113
Industry Average	**0.869**	**29.0%**	**0.711**		
Target		***27.0%***	***0.711***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	0.8%
Unlevered Beta	0.71
Re-Levered Beta	0.90
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**8.1%**
Pre-tax Cost of Debt [7]	4.0%
Tax Rate	27.0%
After-tax Cost of Debt	**2.9%**
Target Net Debt/Equity [8]	36.4%
Target Net Debt/Total Capitalization	26.7%
WACC [9]	**6.71%**

Capital Structures		Cost of Equity at Various Unlevered Betas and Capital Structures				
Net Debt/Total Cap.	Net Debt/Equity	0.51	0.61	0.71	0.81	0.91
20.9%	26.4%	6.4%	7.1%	7.8%	8.5%	9.2%
23.9%	31.4%	6.5%	7.2%	7.9%	8.7%	9.4%
26.7%	36.4%	6.6%	7.3%	8.1%	8.9%	9.6%
29.3%	41.4%	6.7%	7.5%	8.3%	9.0%	9.8%
31.7%	46.4%	6.8%	7.6%	8.4%	9.2%	10.0%

Capital Structures		WACC at Various Unlevered Betas and Capital Structures (USD) [9]				
Net Debt/Total Cap.	Net Debt/Equity	0.51	0.61	0.71	0.81	0.91
20.9%	26.4%	5.6%	6.2%	6.8%	7.3%	7.9%
23.9%	31.4%	5.6%	6.2%	6.7%	7.3%	7.9%
26.7%	36.4%	5.6%	6.2%	6.7%	7.3%	7.8%
29.3%	41.4%	5.6%	6.1%	6.7%	7.2%	7.8%
31.7%	46.4%	5.6%	6.1%	6.7%	7.2%	7.8%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.

(1) *Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.*
(2) *Based on 2019 tax rate as a normalized tax rate for each country.*
(3) *Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.*
(4) *Based on last yield of the UST 20-yr Bond as of August 2, 2016.*
(5) *Calculated as the spread between the 20YR UST and the comparable CLP 20YR Bond denominated in USD (interpolated bond: average of 3.125% due 2025 and 3.625% due 2042), August 2, 2016.*
(6) *Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.*
(7) *As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.*
(8) *Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.*
(9) *WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

53

WACC Sensitivity Analysis

Chile—Distribution

    Weighted Average Cost of Capital

    LeveredMarginalUnleveredMarketNet

    Beta (1)Tax Rate (2)Beta (3)Value (US$mm)Debt (US$mm)

Aguas Andinas     0.84627.0%0.6583,5681,394

Luz del Sur     0.79526.0%0.6601,687465

Edelnor (Lima Norte)     0.76626.0%0.6241,137352

0    0.0000.0%NA00

0    0.0000.0%NA00

0    0.0000.0%NA00

Industry Average     0.80326.3%0.647

Target     27.0%0.647

    Capital StructuresCost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation    Net Debt/Total Cap.Net Debt/Equity0.450.550.650.750.85

Risk Free Rate (4)    1.9% 15.3%18.0%5.7%6.4%7.1%7.8%8.5%

Country Risk Premium (5)    0.8% 18.7%23.0%5.8%6.5%7.2%7.9%8.6%

Unlevered Beta    0.65 21.9%28.0%5.9%6.7%7.4%8.1%8.8%

Re-Levered Beta    0.78 24.8%33.0%6.0%6.8%7.5%8.3%9.0%

Equity Market Risk Premium (6)    6.0% 27.5%38.0%6.1%6.9%7.7%8.4%9.2%

Cost of Equity    7.4%

Pre-tax Cost of Debt (7)    4.0%

Tax Rate    27.0% Capital StructuresWACC at Various Unlevered Betas and Capital Structures (USD) (9)

After-tax Cost of Debt    2.9% Net Debt/Total Cap.Net Debt/Equity0.450.550.650.750.85

Target Net Debt/Equity (8)    28.0% 15.3%18.0%5.3%5.9%6.5%7.0%7.6%

Target Net Debt/Total Capitalization    21.9% 18.7%23.0%5.3%5.9%6.4%7.0%7.6%

WACC (9)    6.39% 21.9%28.0%5.3%5.8%6.4%7.0%7.5%

    24.8%33.0%5.3%5.8%6.4%6.9%7.5%

    27.5%38.0%5.2%5.8%6.3%6.9%7.5%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1)    Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.

(2)    Based on 2019 tax rate as a normalized tax rate for each country.

(3)    Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.

(4)    Based on last yield of the UST 20-yr Bond as of August 2, 2016.

(5)    Calculated as the spread between the 20YR UST and the comparable CLP 20YR Bond denominated in USD (interpolated bond: average of 3.125% due 2025 and 3.625% due 2042), August 2, 2016.

54 (6)    Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7)    As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8)    Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.

(9)    WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

WACC Sensitivity Analysis
Colombia - Generation

Bank of America Merrill Lynch

Weighted Average Cost of Capital	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
AES Gener S.A.	1.050	27.0%	0.676	4,167	3,158
Colbun S.A.	0.765	27.0%	0.637	4,253	1,173
Edegel SAA	0.914	26.0%	0.876	2,462	142
ENGIE Energia Peru S.A.	0.748	26.0%	0.512	1,516	943
Celsia SA ESP	1.029	34.0%	0.854	916	1,233
ISAGEN SA	0.710	34.0%	0.710	3,589	1,113
Industry Average	**0.869**	**29.0%**	**0.711**		
Target		***34.0%***	***0.711***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	2.3%
Unlevered Beta	0.71
Re-Levered Beta	0.88
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**9.5%**
Pre-tax Cost of Debt [7]	5.8%
Tax Rate	34.0%
After-tax Cost of Debt	**3.9%**
Target Net Debt/Equity [8]	36.4%
Target Net Debt/Total Capitalization	26.7%
WACC [9]	**7.99%**

Capital Structures		Cost of Equity at Various Unlevered Betas and Capital Structures				
Net Debt/Total Cap.	Net Debt/Equity	0.51	0.61	0.71	0.81	0.91
20.9%	26.4%	7.8%	8.5%	9.2%	9.9%	10.6%
23.9%	31.4%	7.9%	8.6%	9.4%	10.1%	10.8%
26.7%	36.4%	8.0%	8.8%	9.5%	10.2%	11.0%
29.3%	41.4%	8.1%	8.9%	9.6%	10.4%	11.2%
31.7%	46.4%	8.2%	9.0%	9.8%	10.6%	11.3%

Capital Structures		WACC at Various Unlevered Betas and Capital Structures (USD) [9]				
Net Debt/Total Cap.	Net Debt/Equity	0.51	0.61	0.71	0.81	0.91
20.9%	26.4%	7.0%	7.5%	8.1%	8.7%	9.2%
23.9%	31.4%	6.9%	7.5%	8.0%	8.6%	9.1%
26.7%	36.4%	6.9%	7.4%	8.0%	8.5%	9.1%
29.3%	41.4%	6.9%	7.4%	7.9%	8.5%	9.0%
31.7%	46.4%	6.8%	7.4%	7.9%	8.4%	9.0%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.
(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.
(2) Based on 2019 tax rate as a normalized tax rate for each country.
(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.
(4) Based on last yield of the UST 20-yr Bond as of August 2, 2016.
(5) Calculated as the spread between the 20YR UST and the comparable COP 20YR Bond denominated in USD (interpolated bond: average of the 4.000% due 2024 and 5.625% due 2044), August 2, 2016.
(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.
(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.
(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.
*(9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

55

enersis

WACC Sensitivity Analysis

Colombia—Distribution

    Weighted Average Cost of Capital

    LeveredMarginalUnleveredMarketNet

    Beta (1)Tax Rate (2)Beta (3)Value (US$mm)Debt (US$mm)

Aguas Andinas     0.84627.0%0.6583,5681,394

Luz del Sur     0.79526.0%0.6601,687465

Edelnor (Lima Norte)     0.76626.0%0.6241,137352

0    0.0000.0%NA00

0    0.0000.0%NA00

0    0.0000.0%NA00

Industry Average     0.80326.3%0.647

Target     34.0%0.647

    Capital StructuresCost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation    Net Debt/Total Cap.Net Debt/Equity0.450.550.650.750.85

Risk Free Rate (4)    1.9% 15.3%18.0%7.2%7.9%8.6%9.2%9.9%

Country Risk Premium (5)    2.3% 18.7%23.0%7.3%8.0%8.7%9.4%10.1%

Unlevered Beta    0.65 21.9%28.0%7.4%8.1%8.8%9.5%10.2%

Re-Levered Beta    0.77 24.8%33.0%7.5%8.2%8.9%9.7%10.4%

Equity Market Risk Premium (6)    6.0% 27.5%38.0%7.6%8.3%9.1%9.8%10.6%

Cost of Equity    8.8%

Pre-tax Cost of Debt (7)    5.8%

Tax Rate    34.0% Capital StructuresWACC at Various Unlevered Betas and Capital Structures (USD) (9)

After-tax Cost of Debt    3.9% Net Debt/Total Cap.Net Debt/Equity0.450.550.650.750.85

Target Net Debt/Equity (8)    28.0% 15.3%18.0%6.7%7.3%7.8%8.4%9.0%

Target Net Debt/Total Capitalization    21.9% 18.7%23.0%6.7%7.2%7.8%8.3%8.9%

WACC (9)    7.72% 21.9%28.0%6.6%7.2%7.7%8.3%8.8%

    24.8%33.0%6.6%7.1%7.7%8.2%8.8%

    27.5%38.0%6.5%7.1%7.6%8.2%8.7%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1)    Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.

(2)    Based on 2019 tax rate as a normalized tax rate for each country.

(3)    Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.

(4)    Based on last yield of the UST 20-yr Bond as of August 2, 2016.

(5)    Calculated as the spread between the 20YR UST and the comparable COP 20YR Bond denominated in USD (interpolated bond: average of the 4.000% due 2024 and 5.625% due 2044), August 2, 2016.

56 (6)    Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7)    As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8)    Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.

(9)    WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

WACC Sensitivity Analysis

Brazil - Generation

Bank of America Merrill Lynch

Weighted Average Cost of Capital	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
AES Tiete Energia SA	1.079	34.0%	0.983	1,428	211
ENGIE Brasil Energia SA	1.112	34.0%	1.068	8,422	525
Industry Average	**1.095**	**34.0%**	**1.025**		
Target		***34.0%***	***1.025***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	3.1%
Unlevered Beta	1.03
Re-Levered Beta	1.27
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**12.6%**
Pre-tax Cost of Debt [7]	8.8%
Tax Rate	34.0%
After-tax Cost of Debt	**5.8%**
Target Net Debt/Equity [8]	36.4%
Target Net Debt/Total Capitalization	26.7%
WACC [9]	**10.77%**

Cost of Equity at Various Unlevered Betas and Capital Structures

Capital Structures: Net Debt/Total Cap.	Capital Structures: Net Debt/Equity	0.83	0.93	1.03	1.13	1.23
20.9%	26.4%	10.8%	11.5%	12.2%	12.9%	13.6%
23.9%	31.4%	10.9%	11.7%	12.4%	13.1%	13.8%
26.7%	36.4%	11.1%	11.8%	12.6%	13.3%	14.1%
29.3%	41.4%	11.3%	12.0%	12.8%	13.6%	14.3%
31.7%	46.4%	11.4%	12.2%	13.0%	13.8%	14.6%

WACC at Various Unlevered Betas and Capital Structures (USD) [9]

Capital Structures: Net Debt/Total Cap.	Capital Structures: Net Debt/Equity	0.83	0.93	1.03	1.13	1.23
20.9%	26.4%	9.7%	10.3%	10.8%	11.4%	12.0%
23.9%	31.4%	9.7%	10.3%	10.8%	11.4%	11.9%
26.7%	36.4%	9.7%	10.2%	10.8%	11.3%	11.9%
29.3%	41.4%	9.7%	10.2%	10.7%	11.3%	11.8%
31.7%	46.4%	9.6%	10.2%	10.7%	11.2%	11.8%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.

(2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.

(4) Based on last yield of the UST 20-yr Bond as of August 2, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable BRL 20YR Bond denominated in USD (interpolated bond: average of the 4.250% due 2025 and 5.000% due 2045), August 2, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.

*(9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

57

enersis

WACC Sensitivity Analysis

Brazil - Distribution

Bank of America Merrill Lynch

Weighted Average Cost of Capital

	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
Eletropaulo	1.624	34.0%	0.851	567	780
Light S.A.	1.732	34.0%	0.685	870	2,015
Industry Average	**1.678**	**34.0%**	**0.768**		
Target		***34.0%***	***0.768***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	3.1%
Unlevered Beta	0.77
Re-Levered Beta	0.91
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**10.4%**
Pre-tax Cost of Debt [7]	8.8%
Tax Rate	34.0%
After-tax Cost of Debt	**5.8%**
Target Net Debt/Equity [8]	28.0%
Target Net Debt/Total Capitalization	21.9%
WACC [9]	**9.41%**

Capital Structures		Cost of Equity at Various Unlevered Betas and Capital Structures				
Net Debt/Total Cap.	Net Debt/Equity	0.57	0.67	0.77	0.87	0.97
15.3%	18.0%	8.8%	9.4%	10.1%	10.8%	11.5%
18.7%	23.0%	8.9%	9.6%	10.3%	11.0%	11.6%
21.9%	28.0%	9.0%	9.7%	10.4%	11.1%	11.8%
24.8%	33.0%	9.1%	9.8%	10.6%	11.3%	12.0%
27.5%	38.0%	9.2%	10.0%	10.7%	11.5%	12.2%

Capital Structures		WACC at Various Unlevered Betas and Capital Structures (USD) [9]				
Net Debt/Total Cap.	Net Debt/Equity	0.57	0.67	0.77	0.87	0.97
15.3%	18.0%	8.3%	8.9%	9.5%	10.0%	10.6%
18.7%	23.0%	8.3%	8.9%	9.4%	10.0%	10.6%
21.9%	28.0%	8.3%	8.9%	9.4%	10.0%	10.5%
24.8%	33.0%	8.3%	8.8%	9.4%	9.9%	10.5%
27.5%	38.0%	8.3%	8.8%	9.4%	9.9%	10.5%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.

(1) *Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.*
(2) *Based on 2019 tax rate as a normalized tax rate for each country.*
(3) *Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. The target unlevered beta for Brazil Distribution corresponds to the target beta for Chile, Brazil and Colombia, given current macroeconomic volatility in Brazil which has affected market performance and capital structures of the Brazilian entities.*
(4) *Based on last yield of the UST 20-yr Bond as of August 2, 2016.*
(5) *Calculated as the spread between the 20YR UST and the comparable BRL 20YR Bond denominated in USD (interpolated bond: average of the 4.250% due 2025 and 5.000% due 2045), August 2, 2016.*
(6) *Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.*
(7) *As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.*
(8) *Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.*
(9) *WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

58

enersis

WACC Sensitivity Analysis

Peru - Generation

Bank of America Merrill Lynch

Weighted Average Cost of Capital

	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
AES Gener S.A.	1.050	27.0%	0.676	4,167	3,158
Colbun S.A.	0.765	27.0%	0.637	4,253	1,173
Edegel SAA	0.914	26.0%	0.876	2,462	142
ENGIE Energia Peru S.A.	0.748	26.0%	0.512	1,516	943
Celsia SA ESP	1.029	34.0%	0.854	916	1,233
ISAGEN SA	0.710	34.0%	0.710	3,589	1,113
Industry Average	**0.869**	**29.0%**	**0.711**		
Target		***26.0%***	***0.711***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	2.1%
Unlevered Beta	0.71
Re-Levered Beta	0.90
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**9.4%**
Pre-tax Cost of Debt [7]	5.1%
Tax Rate	26.0%
After-tax Cost of Debt	**3.8%**
Target Net Debt/Equity [8]	36.4%
Target Net Debt/Total Capitalization	26.7%
WACC [9]	**7.90%**

Cost of Equity at Various Unlevered Betas and Capital Structures

Capital Structures						
Net Debt/Total Cap.	Net Debt/Equity	0.51	0.61	0.71	0.81	0.91
20.9%	26.4%	7.7%	8.4%	9.1%	9.8%	10.5%
23.9%	31.4%	7.8%	8.5%	9.2%	10.0%	10.7%
26.7%	36.4%	7.9%	8.6%	9.4%	10.2%	10.9%
29.3%	41.4%	8.0%	8.8%	9.6%	10.3%	11.1%
31.7%	46.4%	8.1%	8.9%	9.7%	10.5%	11.3%

WACC at Various Unlevered Betas and Capital Structures (USD) [9]

Capital Structures						
Net Debt/Total Cap.	Net Debt/Equity	0.51	0.61	0.71	0.81	0.91
20.9%	26.4%	6.8%	7.4%	8.0%	8.5%	9.1%
23.9%	31.4%	6.8%	7.4%	7.9%	8.5%	9.1%
26.7%	36.4%	6.8%	7.3%	7.9%	8.5%	9.0%
29.3%	41.4%	6.8%	7.3%	7.9%	8.4%	9.0%
31.7%	46.4%	6.7%	7.3%	7.8%	8.4%	8.9%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.
(2) Based on 2019 tax rate as a normalized tax rate for each country.
(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.
(4) Based on last yield of the UST 20-yr Bond as of August 2, 2016.
(5) Calculated as the spread between the 20YR UST and the comparable PEN 20YR Bond denominated in USD of 8.750% due 2033, August 2, 2016.
(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.
(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.
(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.
*(9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

59

enersis

WACC Sensitivity Analysis

Peru—Distribution

    Weighted Average Cost of Capital

    LeveredMarginalUnleveredMarketNet

    Beta (1)Tax Rate (2)Beta (3)Value (US$mm)Debt (US$mm)

Aguas Andinas     0.84627.0%0.6583,5681,394

Luz del Sur     0.79526.0%0.6601,687465

Edelnor (Lima Norte)     0.76626.0%0.6241,137352

0    0.0000.0%NA00

0    0.0000.0%NA00

0    0.0000.0%NA00

Industry Average     0.80326.3%0.647

Target     26.0%0.647

    Capital StructuresCost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation    Net Debt/Total Cap.Net Debt/Equity0.450.550.650.750.85

Risk Free Rate (4)    1.9% 15.3%18.0%7.0%7.7%8.4%9.1%9.8%

Country Risk Premium (5)    2.1% 18.7%23.0%7.1%7.8%8.5%9.2%9.9%

Unlevered Beta    0.65 21.9%28.0%7.2%8.0%8.7%9.4%10.1%

Re-Levered Beta    0.78 24.8%33.0%7.3%8.1%8.8%9.6%10.3%

Equity Market Risk Premium (6)    6.0% 27.5%38.0%7.4%8.2%9.0%9.7%10.5%

Cost of Equity    8.7%

Pre-tax Cost of Debt (7)    5.1%

Tax Rate    26.0% Capital StructuresWACC at Various Unlevered Betas and Capital Structures (USD) (9)

After-tax Cost of Debt    3.8% Net Debt/Total Cap.Net Debt/Equity0.450.550.650.750.85

Target Net Debt/Equity (8)    28.0% 15.3%18.0%6.5%7.1%7.7%8.3%8.8%

Target Net Debt/Total Capitalization    21.9% 18.7%23.0%6.5%7.1%7.6%8.2%8.8%

WACC (9)    7.60% 21.9%28.0%6.5%7.0%7.6%8.2%8.7%

    24.8%33.0%6.4%7.0%7.6%8.1%8.7%

    27.5%38.0%6.4%7.0%7.5%8.1%8.6%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1)    Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.

(2)    Based on 2019 tax rate as a normalized tax rate for each country.

(3)    Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.

(4)    Based on last yield of the UST 20-yr Bond as of August 2, 2016.

(5)    Calculated as the spread between the 20YR UST and the comparable PEN 20YR Bond denominated in USD of 8.750% due 2033, August 2, 2016.

60 (6)    Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7)    As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8)    Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.

(9)    WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

WACC Sensitivity Analysis

Argentina - Generation

Bank of America Merrill Lynch

Weighted Average Cost of Capital	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
Endesa Costanera SA	1.273	35.0%	1.153	312	50
Industry Average	**1.273**	**35.0%**	**1.153**		
Target		***35.0%***	***1.153***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	5.0%
Unlevered Beta	1.15
Re-Levered Beta	1.43
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**15.4%**
Pre-tax Cost of Debt [7]	7.9%
Tax Rate	35.0%
After-tax Cost of Debt	**5.1%**
Target Net Debt/Equity [8]	36.4%
Target Net Debt/Total Capitalization	26.7%
WACC [9]	**12.64%**

Cost of Equity at Various Unlevered Betas and Capital Structures

Capital Structures: Net Debt/Total Cap.	Net Debt/Equity	0.95	1.05	1.15	1.25	1.35
20.9%	26.4%	13.5%	14.2%	14.9%	15.6%	16.3%
23.9%	31.4%	13.7%	14.4%	15.2%	15.9%	16.6%
26.7%	36.4%	13.9%	14.6%	15.4%	16.1%	16.9%
29.3%	41.4%	14.1%	14.8%	15.6%	16.4%	17.1%
31.7%	46.4%	14.3%	15.1%	15.8%	16.6%	17.4%

WACC at Various Unlevered Betas and Capital Structures (USD) [9]

Capital Structures: Net Debt/Total Cap.	Net Debt/Equity	0.95	1.05	1.15	1.25	1.35
20.9%	26.4%	11.8%	12.3%	12.9%	13.4%	14.0%
23.9%	31.4%	11.7%	12.2%	12.8%	13.3%	13.9%
26.7%	36.4%	11.6%	12.1%	12.6%	13.2%	13.7%
29.3%	41.4%	11.5%	12.0%	12.5%	13.1%	13.6%
31.7%	46.4%	11.4%	11.9%	12.4%	13.0%	13.5%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.
(2) Based on 2019 tax rate as a normalized tax rate for each country.
(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.
(4) Based on last yield of the UST 20-yr Bond as of August 2, 2016.
(5) Calculated as the spread between the 20YR UST and the comparable ARS 20YR Bond denominated in USD of 8.280% due 2033, August 2, 2016.
(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.
(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.
(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.
*(9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

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WACC Sensitivity Analysis

Argentina - Distribution

Bank of America Merrill Lynch

Weighted Average Cost of Capital	Levered Beta [1]	Marginal Tax Rate [2]	Unlevered Beta [3]	Market Value (US$mm)	Net Debt (US$mm)
Pampa Energia SA	1.210	35.0%	1.106	1,880	274
Industry Average	**1.210**	**35.0%**	**1.106**		
Target		***35.0%***	***1.106***		

WACC Calculation	
Risk Free Rate [4]	1.9%
Country Risk Premium [5]	5.0%
Unlevered Beta	1.11
Re-Levered Beta	1.31
Equity Market Risk Premium [6]	6.0%
Cost of Equity	**14.7%**
Pre-tax Cost of Debt [7]	7.9%
Tax Rate	35.0%
After-tax Cost of Debt	**5.1%**
Target Net Debt/Equity [8]	28.0%
Target Net Debt/Total Capitalization	21.9%
WACC [9]	**12.57%**

Cost of Equity at Various Unlevered Betas and Capital Structures

Capital Structures: Net Debt/Total Cap.	Net Debt/Equity	0.91	1.01	1.11	1.21	1.31
15.3%	18.0%	12.9%	13.6%	14.2%	14.9%	15.6%
18.7%	23.0%	13.1%	13.8%	14.5%	15.1%	15.8%
21.9%	28.0%	13.2%	14.0%	14.7%	15.4%	16.1%
24.8%	33.0%	13.4%	14.2%	14.9%	15.6%	16.3%
27.5%	38.0%	13.6%	14.3%	15.1%	15.8%	16.6%

WACC at Various Unlevered Betas and Capital Structures (USD) [9]

Capital Structures: Net Debt/Total Cap.	Net Debt/Equity	0.91	1.01	1.11	1.21	1.31
15.3%	18.0%	11.7%	12.3%	12.8%	13.4%	14.0%
18.7%	23.0%	11.6%	12.1%	12.7%	13.3%	13.8%
21.9%	28.0%	11.5%	12.0%	12.6%	13.1%	13.7%
24.8%	33.0%	11.4%	11.9%	12.5%	13.0%	13.6%
27.5%	38.0%	11.3%	11.8%	12.3%	12.9%	13.4%

Source: Companies' Reports, Brokers' Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years.

(2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading.

(4) Based on last yield of the UST 20-yr Bond as of August 2, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable ARS 20YR Bond denominated in USD of 8.280% due 2033, August 2, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of August 2, 2016.

*(9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).*

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Target Capital Structure

Net Debt to Market Equity

Generation

Market Value    Net DebtNet Debt toThe target capital structure was defined by business

Company    (US$mm) (US$mm)Market Equitysegment taking into consideration the comps

AES Gener S.A.    $4,166.5 $3,158.175.8%universe selected for this transaction, and excluding

Colbun S.A.    4,252.5 1,173.527.6%the Brazilian comps given current macroeconomic volatility in Brazil which has affected market

Edegel SAA    2,461.7 142.35.8%

    performance and market capitalization, resulting in

ENGIE Energia Peru S.A.    1,516.2 943.562.2%

    unusually high capitalization ratios

ISAGEN SA    3,589.0 1,112.931.0%

Endesa Costanera SA    311.7 49.816.0%

AES Tiete Energia SA    1,427.6 211.514.8%

ENGIE Brasil Energia SA    8,422.3 524.86.2%

Average     29.9%

Average ex-Brazil     36.4%

Distribution

Market Value    Net DebtNet Debt to

Company    (US$mm) (US$mm)Market Equity

Aguas Andinas    $3,567.9 $1,393.739.1%

Luz del Sur    1,687.4 465.127.6%

Edelnor (Lima Norte)    1,136.9 351.630.9%

Pampa Energia SA    1,879.5 273.614.6%

Eletropaulo    567.0 779.6137.5%

Light S.A.    869.6 2,015.4231.8%

Average     80.2%

Average ex-Brazil     28.0%

63 Source: Companies’ Reports and Factset as of August 2, 2016.

E. Other Enterprise Value Adjustments

Other Enterprise Value Adjustments

Debt-Like Items Breakdown as of Jun-16

    ColombiaBrazilPeruArgentinaTotal

(US$mm)    EndesaGenera-

Codensa Emgesa Ampla Coelce Fortaleza Cachoeira CIEN    Pratil Edelnor EdegelPiura ChinangoEdesurCostanera Chocon Docksud

    Brasillima

1    rivatives $0$3($1)($0)$5$0$0$0$0$0$0$0($0)$0$0$0$0$0$8

2    rovisions 851613369301500191250092590822

3    vidends 961641422397025(0)0(4)0(0)01(0)(0)0367

Others    1295345(5)0(34)(12)(0)829001216955659414

Total    182357403160409(29)14(0)27375012262106459

1    Derivatives Mainly related to Enersis 2016 USD bond, which is swapped to CLP

     Includes provisions for:

2

    -Post-employment obligations: Related to diverse post-employment benefits for all or some of the Americas subsidiaries’ active or retired employees, including complementary pensions. Provision represents the difference between the actuarial liability from defined benefit commitments and the fair value of the related assets

    -Legal proceedings: Enersis’ Americas subsidiaries are involved in certain legal and tax proceedings. The Company has estimated the

Provisions    probable outflows of resources for resolving these claims after consulting its legal and tax advisors and evaluating potential outcomes, assuming a combination of litigation and settlement strategies

    -Decommissioning and other costs: Estimated future disbursements that Enersis Americas will have to make to close its facilities

    (dismantling or restoration) are recorded at present value. The Company reviews these estimate annually

    -Suppliers and services

    -Other

3    Net Dividend Corresponds to the net amount of dividends and profits to be distributed, net of amounts to be collected

Payables

64 Source: Company Projections and information.

F. Additional Information

Additional Information

Illustrative Resulting Corporate Structure

Bank of America Merrill Lynch

EOC Americas and CHI Americas will be absorbed by incorporation into ENI Americas in exchange of shares at ENI Americas

Enersis Americas Main OpCos and HoldCos



Others
Enel
AFPs
27.78%
60.62%
11.60%
Others
Others
ENI Americas
40.0%
60.0%
99.08%
0.92%
50.1%
EOC Americas
CHI Americas
38.6%
11.3%
Enel Brasil
Enel Indirect Stake
36.36%
Enel Indirect Stake
60.04%
Operating Companies

Country	Type	Company	ENI Direct Stake	EOC Americas Direct Stake	CHI Direct Stake	Enel Brasil Direct Stake
Brazil	Dx	Ampla	13.68%		31.37%	46.89%
Brazil	Dx	Coelce	15.18%			58.87%
Brazil	Gx	Cachoeira				99.80%
Brazil	Gx	Fortaleza				100.00%
Brazil	Tx	Cien				100.00%
Colombia	Dx	Codensa	39.13%		9.35%	
Colombia	Gx	Emgesa	21.60%	26.87%		
Peru	Dx	Edelnor	60.10%		15.60%	
Peru	Gx	Edegel	21.14%	62.46%		
Peru	Gx	Piura	96.50%			
Argentina	Dx	Edesur	15.32%	0.50%	34.05%	
Argentina	Gx	El Chocón		67.67%		
Argentina	Gx	Costanera		75.67%		
Argentina	Gx	Dock Sud	40.00%			

ENI Direct Stake | EOC Americas Direct Stake | CHI Direct Stake | Enel Brasil Direct Stake

Source: Companies Public Filings.

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Other Adjustments

Tax and Dividend Effects

Bank of America Merrill Lynch

Tax Effect

Phase 1 – Spin-off (US$mm)

Without Tax Recovery in Chile

	Estimated Value - October 2015	Real Payment - March 2016
Endesa Chile	251	174
Chilectra Chile	27	22
Total Enersis Chile (Proportional)	**179**	**127**

With Tax Recovery in Chile (24%)

	Estimated Value - October 2015	Real Payment - March 2016
Endesa Chile	191	132
Chilectra Chile	21	17
Total Enersis Chile (Proportional)	**135**	**96**

Phase 2 – Merger (US$mm)

	Estimated Value – June 2016
Endesa Americas	26
Chilectra Americas	3
Total	**29**

The tax effects generated because of the merger will affect all Enersis Americas' shareholders in the same proportion post-merger, and therefore those costs will not generate any additional effect/adjustment to the proposed exchange ratio

As directed by Enersis' management, both Endesa Americas and Chilectra Americas are considered to have an additional asset of US$132mm and US$17mm, respectively

Dividend Effect

Dividend payment in Chilectra Americas

	US$mm
Dividend Paid by Chilectra Americas	(181)
Dividend Received by Enersis Americas (~99.1% ownership)	**179**

As informed by Enersis' management, Chilectra Americas is expected to distribute a dividend of CLP120,000mm (~US$181mm) prior to the consummation of the Proposed Merger Transactions with no value impact in Enersis Americas and therefore not affecting the EOC Américas / ENI Américas Proposed Exchange Ratio

66

Source: Company Management

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